                             SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. ___ )

       Filed by the Registrant  /X/
       Filed by a Party other than the Registrant  / /
       Check the appropriate box:
       / /    Preliminary Proxy Statement
       / /    Confidential, for Use of the Commission Only (as permitted by Rule
              14a-6(e)(2))
       /X/    Definitive Proxy Statement
       / /    Definitive Additional Materials
       / /    Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         TELEPHONE AND DATA SYSTEMS, INC.
                 (Name of Registrant as Specified In Its Charter)
                                      N/A
           (Name of Person(s) Filing Proxy Statement, if other than the
                                   Registrant)

       Payment of Filing Fee (Check the appropriate box):

       /X/    No fee required.
       / /    Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
              and 0-11.
              1)    Title of each class of securities to which transaction
                    applies:
                        N/A
              2)    Aggregate number of securities to which transaction
                    applies:
                        N/A
              3)    Per unit price or other underlying value of transaction
                    computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                        N/A
              4)    Proposed maximum aggregate value of transaction:
                        N/A
              5)    Total fee paid:
                        N/A

       / /    Fee paid previously with preliminary materials.
       / /    Check box if any part of the fee is offset as provided by
              Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
              1)    Amount Previously Paid:
                        N/A
              2)    Form, Schedule or Registration Statement No.:
                        N/A
              3)    Filing Party:
                        N/A
              4)    Date Filed:
                        N/A

TELEPHONE AND DATA SYSTEMS, INC.
30 North LaSalle Street
Suite 4000
Chicago, Illinois 60602
Phone: (312) 630-1900
Fax: (312) 630-1908

                                                                      [TDS LOGO]


                                            June 10, 1998


Dear Fellow Shareholders:

    You are cordially invited to attend the 1998 Annual Meeting of Shareholders on Friday, July 10, 1998, at 10:00 a.m. Chicago time, at Harris Trust and Savings Bank, 111 West Monroe Street, 8th Floor, Chicago, Illinois. The formal notice of the meeting and the Board of Directors' Proxy Statement are enclosed. Shareholders are being asked to elect four Class II directors at the Annual Meeting. As a result of the approval of the Tracking Stock Proposal at the Company's Special Meeting of Shareholders on April 27, 1998, the holders of Common Shares will be entitled to elect one more director at the 1998 Annual Meeting of Shareholders, in addition to the director which they would otherwise elect. The Board of Directors recommends a vote FOR the nominees for director.

    In addition, as previously announced, the Board of Directors has approved an amendment to the Company's Restated Certificate of Incorporation. This amendment is intended to improve certain corporate governance features of the Tracking Stock Proposal, which was approved by the Company's shareholders on April 27, 1998. The Board of Directors recommends a vote FOR this proposal.

    Shareholders are also being asked to ratify the selection of outside auditors. The Board of Directors recommends a vote FOR this proposal.

    The Board of Directors and members of our management team will be at the Annual Meeting to meet with shareholders and discuss operating results and plans for the future. We would like to have as many shareholders as possible represented at the meeting. Please sign and return the enclosed proxy card(s), whether or not you plan to attend.

    If you have any questions prior to the Annual Meeting, please call Investor Relations at (312) 630-1900. We look forward to visiting with you at the Annual Meeting.

                               Very truly yours,

          [SIGNATURE]                   [SIGNATURE]

LeRoy T. Carlson                        LeRoy T. Carlson, Jr.
Chairman                                President and Chief Executive Officer

                 PLEASE HELP US AVOID THE EXPENSE OF FOLLOW-UP
                       PROXY MAILINGS TO SHAREHOLDERS BY
           SIGNING AND RETURNING THE ENCLOSED PROXY CARD(S) PROMPTLY

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

      TO THE SHAREHOLDERS OF

                        TELEPHONE AND DATA SYSTEMS, INC.

    The 1998 Annual Meeting of Shareholders of Telephone and Data Systems, Inc., a Delaware corporation (the "Company" or "TDS"), will be held at Harris Trust and Savings Bank, 111 West Monroe Street, 8th Floor, Chicago, Illinois, on Friday, July 10, 1998 at 10:00 a.m. Chicago time, for the following purposes:

    1. To elect four Class II members of the Board of Directors. The Board of Directors unanimously recommends that shareholders vote FOR the Board of Directors' nominees for Class II directors.

    2. To consider and vote upon a proposal to amend the Restated Certificate of Incorporation of the Company. The Board of Directors unanimously recommends that shareholders vote FOR this proposal.

    3. To consider and vote upon a proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ended December 31, 1998. The Board of Directors unanimously recommends that shareholders vote FOR this proposal.

    4. To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.


    This Notice of Annual Meeting and Proxy Statement is first being mailed to shareholders on or about June 10, 1998.


    The Board of Directors has fixed the close of business on June 2, 1998, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

    The Board of Directors would like to have all shareholders represented at the Annual Meeting. If you do not expect to be present, please sign and mail your proxy in the enclosed self-addressed envelope to Harris Trust and Savings Bank, 311 West Monroe Street, Chicago, Illinois 60606. Proxies given pursuant to this solicitation may be revoked at any time prior to the closing of polls at the Annual Meeting (by written notice to the Secretary of the Company or attendance at the Annual Meeting of Shareholders and notice to the Secretary of such revocation). Once the polls are closed, however, proxies may not be retroactively revoked.

    If you hold more than one class of the Company's shares, you will find enclosed a separate proxy card for each holding. To assure that all of your shares are represented, please return a proxy printed in black ink for Common Shares, including Common Shares owned through the TDS dividend reinvestment plan and through the TDS Tax-Deferred Savings Plan; a proxy card printed in green ink for Series A Common Shares, including Series A Common Shares owned through the dividend reinvestment plan; a proxy card printed in red ink for Preferred Shares issued before October 31, 1981 (Series A, B, D, G, H and N); and a proxy card printed in blue ink for Preferred Shares issued after October 31, 1981 (Series O, S, U, BB, DD, EE, GG, II, JJ, KK, LL, QQ, SS and TT).


    On May 31, 1998, the Company had outstanding and entitled to vote 54,037,092 Common Shares, par value $.01 per share (excluding Common Shares held by the Company and a subsidiary of the Company); 6,939,280 Series A Common Shares, par value $.01 per share; and 279,401 Preferred Shares, par value $.01 per share. Except as set forth in the next paragraph, each of the outstanding Common Shares and Preferred Shares is entitled to one vote on all matters to come before the Annual Meeting and each of the outstanding Series A Common Shares is entitled to ten votes on all matters to come before the Annual Meeting. Accordingly, the voting power of all outstanding Series A Common Shares was 69,392,800 votes, and the total voting power of all outstanding shares of all classes of capital stock was 123,709,293 votes at May 31, 1998.

    With respect to the election of directors at the Annual Meeting, the holders of Common Shares and holders of the Preferred Shares issued before October 31, 1981 (Series A, B, D, G, H and N), voting as a group (collectively, the "Public Holders"), will be entitled to elect two Class II directors. The holders of Series A Common Shares and the holders of the Preferred Shares issued after October 31, 1981 (Series O, S, U, BB, DD, EE, GG, II, JJ, KK, LL, QQ, SS and
TT), voting as a group (collectively, the "Series A Holders"), will be entitled to elect two Class II directors.

                               VOTING INFORMATION

    The Public Holders may, with respect to the election of the Class II directors to be elected by the Public Holders, vote FOR the election of such director nominees or WITHHOLD authority to vote for such director nominees. The Series A Holders may, with respect to the election of the Class II directors to be elected by the Series A Holders, vote FOR the election of such director nominees or WITHHOLD authority to vote for such director nominees. A shareholder may, with respect to the proposal to amend the Company's Restated Certificate of Incorporation, (i) vote FOR approval, (ii) vote AGAINST approval or (iii) ABSTAIN from voting on such proposal. A shareholder may, with respect to the proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1998, (i) vote FOR approval, (ii) vote AGAINST approval or (iii) ABSTAIN from voting on such proposal. The Board of Directors recommends a vote FOR the Board of Director's nominees for Class II directors, FOR the proposal to amend the Company's Restated Certificate of Incorporation and FOR the ratification of the selection of Arthur Andersen LLP. All properly executed and unrevoked proxies received in the accompanying form in time for the 1998 Annual Meeting will be voted in the manner directed therein. If no direction is made, a proxy by any shareholder will be voted FOR the election of the Board of Director's nominees to serve as Class II directors, FOR the proposal to amend the Company's Restated Certificate of Incorporation and FOR the proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1998.

    The election of the Class II directors to be elected by the Public Holders requires the affirmative vote of holders of a plurality of votes of the shares present in person or represented by proxy and entitled to vote with respect to such directors at the Annual Meeting. Accordingly, if a quorum exists, the person receiving a plurality of votes of the Public Holders with respect to the election of each Class II director will be elected to serve as a Class II director. A majority of the votes entitled to be cast with respect to the election of such Class II director by such voting group constitutes a quorum for action on such proposal. Withheld votes and non-votes with respect to the election of such Class II directors will not affect the outcome of the election of such directors.

    The election of the Class II directors to be elected by the Series A Holders requires the affirmative vote of holders of a plurality of the votes of the shares present in person or represented by proxy and entitled to vote with respect to such directors at the Annual Meeting. Accordingly, if a quorum exists, each person receiving a plurality of votes of the Series A Holders with respect to the election of each Class II director will be elected to serve as a Class II director. A majority of the votes entitled to be cast with respect to the election of such Class II directors by such voting group constitutes a quorum for action on such proposal. Withheld and non-votes with respect to the election of such Class II directors will not affect the outcome of the election of such Class II directors.

    Assuming a quorum exists, the approval of the proposal to amend the Restated Certificate of Incorporation of the Company requires the affirmative vote of holders of a majority of the voting power of all classes of capital stock of the Company, voting as group. The presence in person or by proxy of a majority of the voting power of all classes of capital stock of the Company shall constitute a quorum for such purpose. In addition, since the proposal may be deemed to have an adverse effect on the holders of Series A Common Shares, the approval of this proposal also requires the affirmative vote of holders of a majority of the outstanding Series A Common Shares, voting as a class. The presence in person or by proxy of a majority of the outstanding Series A Common Shares shall constitute a quorum for such purpose. Abstentions and non-votes will be treated as votes against this proposal.

    Assuming a quorum exists, the approval of the proposal to ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for 1998 requires that the affirmative vote of a majority of the voting power of shares of capital stock present in person or represented by proxy and entitled to vote with respect to such matter. A majority of the votes entitled to be cast on the proposal constitutes a quorum for action on that proposal. Abstentions will be treated as votes against this proposal. Non-votes will not affect the determination of whether such proposal is approved for purposes of such vote.

    A complete list of shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and by voting group, showing the address of and number of shares held by each shareholder, will be kept open at the offices of the Company, 30 North LaSalle Street, 40th Floor, Chicago, Illinois 60602, for examination by any shareholder, for a period of at least ten days prior to the Annual Meeting.

                              RECENT DEVELOPMENTS

    On April 27, 1998, shareholders of the Company approved a proposal (the "Tracking Stock Proposal") relating to, among other things, the authorization of three classes of tracking stock which are intended to separately reflect the performance of the Company's cellular telephone, landline telephone and personal communications ("PCS") businesses, and the change of the Company's state of incorporation from Iowa to Delaware. As a result, following the receipt of regulatory approvals, the Company was reincorporated as a Delaware corporation on May 22, 1998. The reincorporation simply changed the Company's state of incorporation from Iowa to Delaware and did not result in any change to the assets, liabilities, businesses, operations, management or strategies of the Company. As a result of the reincorporation, the Company became a Delaware corporation subject to the Delaware General Corporation Law ("DGCL"). A consequence of the reincorporation is that the Public Holders will be entitled to elect one more director at the 1998 Annual Meeting of Shareholders, in addition to the director which they would otherwise elect.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

    The Company's Board of Directors is divided into three classes. Each year, one class is elected to serve for three years. At the 1998 Annual Meeting of Shareholders, four Class II directors will be elected for a term of three years or until their successors are elected and qualified. The Board of Director's nominees for election as Class II directors are identified in the tables below. In the event any such nominee, who has expressed an intention to serve if elected, fails to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the Board of Directors.

NOMINEES

                  CLASS II DIRECTORS--TERMS TO EXPIRE IN 2001

    The following persons, if elected at the 1998 Annual Meeting of Shareholders, will serve as Class II directors until the 2001 Annual Meeting of Shareholders or until their successors are elected and qualified:

                   NOMINEE FOR ELECTION BY THE PUBLIC HOLDERS

                                                                                                                       SERVED AS
                                                                        POSITION WITH TDS                              DIRECTOR
               NAME                    AGE                           AND PRINCIPAL OCCUPATION                            SINCE
----------------------------------  ---------  --------------------------------------------------------------------  -------------
Kevin A. Mundt....................     44      Director of Corporate Decisions, Inc.                                      N/A
Murray L. Swanson.................     57      Director and Executive Vice President--Finance of the Company (chief      1983
                                               financial officer)

    Kevin A. Mundt is a co-founder, and has been a director since 1984, of Corporate Decisions, Inc., a strategy consulting firm with 150 professionals in offices in North America and Europe. Corporate Decisions, Inc. recently merged with Mercer Management Consulting. Mr. Mundt's management consulting practice focuses on advising companies on strategies for profitable growth in changing markets. Prior to his association with Corporate Decisions, Mr. Mundt was associated with Bain and Company. Mr. Mundt holds a B.A. degree in economics from Brown University and an M.B.A. from the Harvard Graduate School of Business. Mr. Mundt will fill the directorship presently held by Mr. James Barr
III. Mr. Barr's term as a Class II director will expire at the 1998 Annual Meeting, as discussed below.

    Murray L. Swanson has been the Company's Executive Vice President--Finance and chief financial officer for more than five years. Mr. Swanson has indicated to TDS that he plans to resign from the Company effective July 15, 1998, but has agreed to provide consulting services to the Company through the end of February 1999. Mr. Swanson is currently a Class II director of TDS and was previously elected by the Series A Holders. If elected at the 1998 Annual Meeting by the Public Holders, Mr. Swanson will continue to serve as a Class II director of the Company. Mr. Swanson is also a director of United States Cellular Corporation (AMEX: "USM"), a subsidiary of the Company which operates and invests in cellular telephone companies and properties, Aerial Communications, Inc. (Nasdaq National Market: "AERL"), a subsidiary of the Company which offers broadband personal communications services, and TDS Telecommunciations Corporation ("TDS Telecom"), a subsidiary of TDS which operates local telephone companies.

                 NOMINEES FOR ELECTION BY THE SERIES A HOLDERS

                                                                                                                       SERVED AS
                                                                        POSITION WITH TDS                              DIRECTOR
               NAME                    AGE                           AND PRINCIPAL OCCUPATION                            SINCE
----------------------------------  ---------  --------------------------------------------------------------------  -------------
LeRoy T. Carlson, Jr..............     51      Director and President of the Company (chief executive officer)           1968
Donald C. Nebergall...............     69      Director and Consultant to the Company and other companies                1977

    LeRoy T. Carlson, Jr., has been the Company's President and chief executive officer for more than five years. Mr. LeRoy T. Carlson, Jr. is also Chairman and a director of USM, AERL and TDS Telecom. Mr. LeRoy T. Carlson, Jr. is the son of Mr. LeRoy T. Carlson, and the brother of Mr. Walter C.D. Carlson and Dr. Letitia G.C. Carlson.

    Donald C. Nebergall has been a consultant to the Company and other companies since 1988. Mr. Nebergall was Vice President of The Chapman Company, a registered investment advisory company located in Cedar Rapids, Iowa, from 1986 to 1988. Prior to that, he was the Chairman of Brenton Bank & Trust Company, Cedar Rapids, Iowa, from 1982 to 1986, and was its President from 1972 to 1982.

    Messrs. Carlson and Nebergall are currently Class II directors of TDS and were previously elected by the Series A Holders.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES FOR CLASS II DIRECTORS.

OTHER DIRECTORS

                   CLASS II DIRECTOR--TERM TO EXPIRE IN 1998

    The following person is a current Class II director whose term will expire at the 1998 Annual Meeting:

                                                                        POSITION WITH TDS                              SERVED AS
              NAME                    AGE                           AND PRINCIPAL OCCUPATION                         DIRECTOR SINCE
--------------------------------  -----------  -------------------------------------------------------------------  ----------------
James Barr III..................          58   Director of the Company and President of TDS Telecommunications            1990
                                               Corporation

    Mr. Barr has been President and chief executive officer and a director of TDS Telecom for more than five years. Mr. Barr is also a director of AERL. Mr. Barr was elected by the Public Holders. The Board of Directors has nominated Mr. Kevin A. Mundt to fill the directorship currently held by Mr. Barr, as discussed previously. Mr. Barr's term as a Class II director will expire at the 1998 Annual Meeting of Shareholders. However, it is expected that Mr. Barr will be appointed as a Class I Director by the Board of Directors following the 1998 Annual Meeting to fill a vacancy on the Board of Directors resulting from the resignation of Mr. Donald R. Brown, as discussed below.

                  CLASS III DIRECTORS--TERMS TO EXPIRE IN 1999

    The following persons are current Class III directors whose terms will expire at the 1999 Annual Meeting:

                                                                        POSITION WITH TDS                              SERVED AS
              NAME                    AGE                           AND PRINCIPAL OCCUPATION                         DIRECTOR SINCE
--------------------------------  -----------  -------------------------------------------------------------------  ----------------
LeRoy T. Carlson................          82   Director and Chairman of the Company                                       1968
Walter C.D. Carlson.............          44   Director of the Company and Partner, Sidley & Austin, Chicago,             1981
                                               Illinois
Letitia G.C. Carlson............          37   Director of the Company, Medical Doctor and Assistant Professor at         1996
                                               George Washington University Medical Center
Herbert S. Wander...............          63   Director of the Company and Partner, Katten, Muchin & Zavis,               1968
                                               Chicago, Illinois

    Messrs. LeRoy T. Carlson, Walter C.D. Carlson, Herbert S. Wander and Dr. Letitia G.C. Carlson have had the principal occupations indicated for more than five years.

    Mr. LeRoy T. Carlson is the father of Messrs. LeRoy T. Carlson, Jr. and Walter C.D. Carlson and Dr. Letitia G.C. Carlson.

    Messrs. LeRoy T. Carlson and Walter C.D. Carlson and Dr. Letitia G.C. Carlson were elected by the Series A Group. Mr. Wander was elected by the Public Holders.

    The law firms of Sidley & Austin and Katten, Muchin & Zavis provided legal services to TDS in 1997.

                   CLASS I DIRECTORS--TERMS TO EXPIRE IN 2000

    The following persons are current Class I directors whose terms will expire at the 2000 Annual Meeting:

                                                                        POSITION WITH TDS                              SERVED AS
              NAME                    AGE                           AND PRINCIPAL OCCUPATION                         DIRECTOR SINCE
--------------------------------  -----------  -------------------------------------------------------------------  ----------------
Donald R. Brown.................          68   Director of the Company                                                    1979
Rudolph E. Hornacek.............          71   Director and Vice President--Engineering of the Company                    1968
George W. Off...................          51   Director of the Company and President and Chief Executive Officer      January 1997
                                               of Catalina Marketing Corporation
Martin L. Solomon...............          61   Director of the Company and Chairman and Chief Executive Officer of     June 1997
                                               American Country Holdings, Inc.

    Donald R. Brown has been retired since December 1997. Prior to his retirement, Mr. Brown had been President of the Wholesale Markets Group of TDS Telecom between 1995 and 1997. He was also Senior Vice President of

TDS Telecom between 1992 and 1997. Mr. Brown has indicated to TDS that he intends to resign as a director following the 1998 Annual Meeting of Shareholders. As discussed above, the Board of Directors expects to appoint Mr. James Barr III as a Class I director to fill the vacancy created by the resignation of Mr. Brown.

    Rudolph E. Hornacek has been Vice President--Engineering of the Company for more than five years. He is a director of TDS Telecom and AERL.

    George W. Off is the President and Chief Executive Officer and a member of the Board of Directors of Catalina Marketing Corporation, a New York Stock Exchange listed company, which he was instrumental in founding in 1983. Mr. Off became President and Chief Executive Officer of Catalina in 1994. Prior to that, Mr. Off was President and Chief Operating Officer between 1992 and 1994, and its Executive Vice President between 1990 and 1992. Catalina is a leading supplier of in-store electronic scanner-activated consumer promotions. Mr. Off has nearly 30 years experience in the retail marketing industry, and has previously held operations and executive positions at two major supermarket chains and has worked as a consultant.

    Mr. Off was identified as a candidate for the Board by a national search firm specializing in board of director searches after an extensive search in 1996. Mr. Off met or exceeded all of the requirements for an independent director which had been provided to the search firm. Considering Mr. Off's qualifications, the Board appointed Mr. Off as a director in January 1997 and nominated him as the Board's candidate for election as a Class I director by the Public Holders at the 1997 Annual Meeting. Mr. Off was not elected as a director by the Public Holders at such meeting. Following the announcement of the voting results of such meeting in June 1997, the Board of Directors determined to increase the size of the Board and to appoint Mr. Off to fill the vacancy created thereby. Accordingly, Mr. Off was appointed as a Class I director in June, 1997. This was done because the Board believed that the failure of the Public Holders to elect Mr. Off was due to dissatisfaction with the public market value of the TDS Common Shares, rather than based on Mr. Off's qualifications. Considering the circumstances, the Board determined that it would be in the best interests of TDS and its shareholders to retain the services of a director with Mr. Off's qualifications. Under the Restated Certificate of Incorporation, Mr. Off will stand for election as a Class I director by the Series A Holders at the Annual Meeting to be held in 2000.

    Martin L. Solomon has been Chairman and Chief Executive Officer and a director of American Country Holdings, Inc., an insurance holding company, since June 1997. Prior to that time, Mr. Solomon had been occupied primarily as a private investor since 1990. He is the former Vice Chairman of Great Dane Holdings, Inc. and, in addition to TDS and American Country Holdings, Inc., is currently the director of three public companies: XTRA Corporation, a lessor of truck trailers, marine containers and other equipment; Hexcel Corporation, a manufacturer of composite materials; and DLB Oil and Gas, Inc., a company engaged in oil exploration and production.

    Messrs. Brown and Hornacek were elected by the Series A Holders. Mr. Solomon was elected by the Public Holders.

COMMITTEES AND MEETINGS

    The Board of Directors of the Company held nine meetings during 1997. Each person who was a director during all of 1997 attended at least 75% of the meetings.

    The Board of Directors does not have a formal nominating committee.

    The Audit Committee of the Board of Directors, among other things, determines audit policies, reviews external and internal audit reports and reviews recommendations made by the Company's internal auditing staff and independent public accountants. The current members of the Audit Committee are:
Messrs. Walter C.D. Carlson (Chairman), George W. Off and Herbert S. Wander. The Audit Committee held three meetings in 1997 which were attended by all members.

    The Stock Option Compensation Committee approves the annual salary, bonus and other cash compensation for the President, considers and approves long-term compensation for executive officers and considers and recommends to the Board of Directors any changes to long-term compensation plans or policies. The current members of the Stock Option Compensation Committee are: Mr. George W. Off (Chairman) and Dr. Letitia G.C. Carlson. The Stock Option Compensation Committee held two meetings in 1997 which were attended by both members.

    The primary function of the Compensation Committee is to approve the annual salary, bonus and other cash compensation of officers and key employees of TDS other than the President. The sole member of the Compensation Committee is LeRoy
T. Carlson, Jr., President of TDS. All actions of the Compensation Committee are taken by written consent.

                               EXECUTIVE OFFICERS

    In addition to the executive officers identified in the tables regarding the election of directors, set forth below is a table identifying current officers of the Company and its subsidiaries who may be deemed to be executive officers of the Company for disclosure purposes under the rules of the Securities and Exchange Commission. Unless otherwise indicated, the position held is an office of the Company.

                        NAME                               AGE
-----------------------------------------------------      ---
H. Donald Nelson.....................................          64
Donald W. Warkentin..................................          42
Scott H. Williamson..................................          46
Michael K. Chesney...................................          42
George L. Dienes.....................................          67
C. Theodore Herbert..................................          62
Peter L. Sereda......................................          39
Mark A. Steinkrauss..................................          52
Edward W. Towers.....................................          51
Byron A. Wertz.......................................          51
Gregory J. Wilkinson.................................          47
Michael G. Hron......................................          53

                        NAME                                                       POSITION

-----------------------------------------------------  -----------------------------------------------------------------

H. Donald Nelson.....................................  President and CEO of United States Cellular Corporation

Donald W. Warkentin..................................  President and CEO of Aerial Communications, Inc.

Scott H. Williamson..................................  Senior Vice President--Acquisitions and Corporate Development

Michael K. Chesney...................................  Vice President--Corporate Development

George L. Dienes.....................................  Vice President--Corporate Development

C. Theodore Herbert..................................  Vice President--Human Resources

Peter L. Sereda......................................  Vice President and Treasurer

Mark A. Steinkrauss..................................  Vice President--Corporate Relations

Edward W. Towers.....................................  Vice President--Corporate Development & Operations

Byron A. Wertz.......................................  Vice President--Corporate Development

Gregory J. Wilkinson.................................  Vice President and Controller

Michael G. Hron......................................  Secretary


    H. Donald Nelson has served as a director and the President and Chief Executive Officer of USM for more than five years.

    Donald W. Warkentin was appointed a director and President and Chief Executive Officer of AERL in 1995. Prior to that time, Mr. Warkentin was Vice President of Multimedia Marketing for US West Communications from 1994 to 1995. Before that, Mr. Warkentin was Head of Marketing for Mercury One-2-One in the United Kingdom, the world's first PCS venture.

    Scott H. Williamson was appointed Senior Vice President--Acquisitions and Corporate Development of the Company in February 1998. Prior to that time, he was Vice President--Acquisitions of the Company since November 1995. Immediately before joining the Company, Mr. Williamson was Vice President, Corporate Development of FMC Corporation, a manufacturer of machinery and chemicals, between 1993 and 1995. Before that, Mr. Williamson was Vice President of Acquisitions and Development of Itel Corporation, a diversified holding company, for more than five years.

    Michael K. Chesney was appointed a Vice President--Corporate Development of the Company in 1994. Prior to that, he was Director of Corporate Development of the Company for more than five years.

    George L. Dienes has been a Vice President--Corporate Development of the Company for more than five years.

    C. Theodore Herbert has been Vice President--Human Resources of the Company for more than five years.

    Peter L. Sereda joined the Company and was appointed Vice President and Treasurer of the Company in February 1998. Prior to joining the Company, he was employed by Specialty Foods Corporation, a privately held company which produces meat and bakery products, between 1994 and 1998. At Specialty Foods Corporation, Mr. Sereda was Vice President of Finance--Operations between 1997 and 1998, and was Vice President and Treasurer between 1994 and 1997. Prior to that time, Mr. Sereda was employed by Duchossois Industries, Inc., a privately-held diversified manufacturing company, between 1986 and 1994, and was its Treasurer between 1990 and 1994.

    Mark A. Steinkrauss was appointed Vice President--Corporate Relations of the Company in March 1998. Prior to joining the Company, Mr. Steinkrauss was employed by Fruit of the Loom, Inc., an international apparel company, for more than five years. At Fruit of the Loom, Mr. Steinkrauss was Vice President, Corporate Relations, between 1993 and 1998, and was Vice President, Investor Relations, between 1992 and 1993.

    Edward W. Towers was appointed Vice President--Corporate Development and Operations of the Company in May, 1997. Immediately prior thereto, Mr. Towers was Vice President--Market and Business Development of USM for more than five years.

    Byron A. Wertz was appointed a Vice President--Corporate Development of the Company in 1994. Prior to that, he was Director--Telecommunications Development of the Company for more than five years. Mr. Wertz is the nephew of LeRoy T. Carlson and the cousin of each of LeRoy T. Carlson, Jr., Walter C.D. Carlson and Letitia G.C. Carlson.

    Gregory J. Wilkinson was appointed a Vice President of the Company in 1993. He has been the Controller of the Company for more than five years.

    Michael G. Hron has been the Secretary of the Company for more than five years. He has been a partner at the law firm of Sidley & Austin for more than five years.

    All of TDS' executive officers devote substantially all of their time to the Company or its subsidiaries, except for Michael G. Hron who is a practicing attorney.

                             EXECUTIVE COMPENSATION

SUMMARY OF COMPENSATION

    The following table summarizes the compensation paid by TDS to the President and chief executive officer of TDS and certain other executive officers of the Company and its subsidiaries other than the chief executive officer. Due to the fact that certain 1997 salaries and bonuses have not yet been finalized, the Company is reporting the five most highly compensated executive officers in addition to the President and chief executive officer.

                         SUMMARY COMPENSATION TABLE(1)

                                                                              LONG-TERM COMPENSATION AWARDS
                                                                             --------------------------------
                                                     ANNUAL COMPENSATION                        SECURITIES
                                                   ------------------------    RESTRICTED       UNDERLYING        ALL OTHER
     NAME AND PRINCIPAL POSITION          YEAR      SALARY(2)    BONUS(3)    STOCK AWARDS(4)  OPTIONS/SARS(5)  COMPENSATION(6)
--------------------------------------  ---------  -----------  -----------  ---------------  ---------------  ----------------
LeRoy T. Carlson .....................       1997  $   381,000  $    90,000        --                 8,295       $   67,956
  Chairman                                   1996      347,000      135,000        --                 9,367           68,467
                                             1995      317,000      120,000        --                 9,476           65,215

LeRoy T. Carlson, Jr .................       1997  $   515,000  $   105,000        --                11,770       $   22,894
  President (chief executive officer)        1996      440,000      250,000        --                13,233           22,047
                                             1995      390,000      140,000        --                13,114           20,883

Murray L. Swanson ....................       1997  $   312,000  $   145,000        --                 4,279       $   31,780
  Executive Vice President-- Finance         1996      293,000      115,000        --                 4,899           35,378
  (chief financial officer)                  1995      269,000      110,000        --                 4,563           30,327

James Barr III .......................       1997  $   325,000  $    97,500        --               --            $   34,777
  President of TDS Telecommunications        1996      295,512      100,000        --               --                35,214
  Corporation                                1995      267,500      100,000        --               --                33,274

H. Donald Nelson(7) ..................       1997  $   337,709  $   135,000    $   254,837           25,178       $   34,468
  President of United States Cellular        1996      306,672      145,000        --                 8,560           26,748
  Corporation                                1995      274,712      140,180        --                 9,736           31,803

Donald W. Warkentin(8) ...............       1997  $   283,011  $   109,300        --               255,112       $   24,817
  President of Aerial Communications,        1996      238,996      264,372        --                 9,526           12,682
  Inc.                                       1995      103,788       56,000        --                19,500           95,411

---------

(1) Does not include the discount amount under any dividend reinvestment plan or any employee stock purchase plan since such plans are generally available to all eligible shareholders or salaried employees, respectively. Does not include the value of any perquisites and other personal benefits, securities or property, since the aggregate amount of such compensation is less than the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive officers above.

(2) Represents the dollar value of base salary (cash and non-cash) earned by the named executive officer during the fiscal year identified.

(3) Represents the dollar value of bonus (cash and non-cash) earned by the named executive officer for 1996 and 1995. Final bonuses for 1997 have not yet been determined for Messrs. LeRoy T. Carlson, LeRoy T. Carlson, Jr., and James Barr. The amounts listed above for such persons include partial advances of the 1997 bonus. See "Executive Officer Compensation Report."

(4) Represents the value of bonus stock and restricted stock (based on the closing price of USM Common Shares on the date of grant) awarded to Mr. Nelson in 1997.

(5) Represents the number of shares subject to stock options ("Options") and/or stock appreciation rights ("SARs") awarded during the fiscal year identified. Unless otherwise indicated by footnote, the awards represent Options without tandem SARs and relate to TDS Common Shares. In the case of
    H. Donald Nelson, the amounts represent the number of USM shares subject to Options and/or SARs awarded during the fiscal year identified. In the case of Donald W. Warkentin, the amounts for 1995 and 1996 represent TDS Common Shares subject to Options and the amount in 1997 represents AERL Common Shares subject to Options.

(6) Includes contributions by the Company for the benefit of the named executive officer under the TDS Tax-Deferred Savings Plan ("TDSP"), the TDS Employees' Pension Trust or the TDS Wireless Companies' Pension Plan ("Pension Plan"), including earnings accrued under a related supplemental benefit agreement, and the TDS Supplemental Executive Retirement Plan ("SERP"), and the taxable dollar value of any insurance premiums paid during the covered fiscal year with respect to term life insurance for the benefit of the named executive ("Life Insurance"), as indicated below for 1997:

                                       LEROY T. CARLSON,                        JAMES BARR
                    LEROY T. CARLSON          JR.          MURRAY L. SWANSON        III       H. DONALD NELSON  DONALD W. WARKENTIN
                    ----------------  -------------------  ------------------  -------------  ----------------  -------------------
TDSP..............     $    1,900          $   1,900           $    1,900        $   1,900       $    3,166          $   3,166
Pension Plan......         22,755              5,964                8,302           15,394            7,638              7,638
SERP..............         30,000             12,546               18,016           14,606           19,852             13,563
Life Insurance....         13,301              2,484                3,562            2,877            3,812                450
                         --------           --------             --------      -------------       --------           --------
    Total.........     $   67,956          $  22,894           $   31,780        $  34,777       $   34,468          $  24,817
                         --------           --------             --------      -------------       --------           --------
                         --------           --------             --------      -------------       --------           --------

(7) All of Mr. Nelson's compensation is paid by USM. Mr. Nelson's annual compensation is approved by LeRoy T. Carlson, Jr., the Chairman of USM, and Mr. Nelson's long-term compensation is approved by the stock option compensation committee of USM.

(8) Mr. Warkentin was originally hired by TDS in 1995 but is now an employee of AERL. As an employee of AERL, Mr. Warkentin's annual compensation is approved by LeRoy T. Carlson, Jr., the Chairman of AERL, and Mr. Warkentin's long-term compensation is approved by the stock option compensation committee of AERL. Mr. Warkentin's 1996 bonus includes a $150,000 signing bonus on his one-year anniversary date of his employment by AERL. "All Other Compensation" for Mr. Warkentin in 1995 includes the reimbursement of moving expenses of $95,411, related to his relocation to Chicago to serve as President of AERL.

GENERAL INFORMATION REGARDING OPTIONS AND SARS

    The following tables show, as to the executive officers who are named in the Summary Compensation Table, information regarding Options and/or SARs.

                      INDIVIDUAL OPTION/SAR GRANTS IN 1997

                                                                                                      POTENTIAL REALIZABLE VALUE
                                      NUMBER OF                                                       AT ASSUMED ANNUAL RATES OF
                                     SECURITIES      % OF TOTAL                                        STOCK PRICE APPRECIATION
                                     UNDERLYING     OPTIONS/ SARS                                        FOR OPTION TERMS(4)
                                    OPTIONS/SARS     GRANTED TO     EXERCISE    MARKET    EXPIRATION  --------------------------
               NAME                  GRANTED(1)     EMPLOYEES(2)      PRICE    PRICE(3)      DATE         5%            10%
----------------------------------  -------------  ---------------  ---------  ---------  ----------  -----------  -------------
LeRoy T. Carlson(5)...............         8,295           12.2%    $   37.77  $   37.77    12/15/07  $   212,964  $     549,612

LeRoy T. Carlson, Jr.(5)..........        11,770           17.3%    $   37.77  $   37.77    12/15/07  $   302,180  $     779,859

Murray L. Swanson(5)..............         4,279            6.3%    $   37.77  $   37.77    12/15/07  $   109,858  $     283,519

H. Donald Nelson(6)...............         8,178                    $   24.48  $   24.48    05/01/07  $   125,903  $     319,063
                (7)...............        17,000                    $   25.25  $   25.25    05/14/07      269,953        684,114
                                    -------------                                                     -----------  -------------
    Total Mr. Nelson..............        25,178           13.8%                                      $   395,856  $   1,003,177
                                    -------------                                                     -----------  -------------
                                    -------------                                                     -----------  -------------

Donald W. Warkentin(8)............       106,883                    $   17.00  $    6.38    04/18/06  $   --       $    --
                  (9).............       104,500                    $    9.74  $    7.38    04/18/06      192,565        842,427
                  (10)............        43,729                    $    4.94  $    4.88    12/15/07      142,051        370,511
                                    -------------                                                     -----------  -------------
    Total Mr. Warkentin(11).......       255,112           17.6%                                      $   334,616  $   1,212,938
                                    -------------                                                     -----------  -------------
                                    -------------                                                     -----------  -------------

---------

 (1) Represents the number of TDS shares underlying Options awarded during the year, except in the case of H. Donald Nelson, in which case the amount represents the number of USM shares underlying Options/SARs awarded during the fiscal year, and in the case of Donald W. Warkentin, in which case the amount represents the number of AERL shares underlying Options/SARs awarded during the fiscal year.

 (2) Represents the percent of total TDS shares underlying Options awarded to all TDS employees during the fiscal year, except for H. Donald Nelson, in which case the percentage represents the percent of total USM shares underlying the total Options awarded to all USM employees during the fiscal year, and in the case of Donald W. Warkentin, in which case the percentage represents the percent of total AERL shares underlying the total Options awarded to all AERL employees during the fiscal year.

 (3) Represents the fair market value of shares as of the award date.

 (4) Represents the potential realizable value of each grant of Options, assuming that the market price of the shares underlying the Options appreciates in value from the award date to the end of the Option term at the indicated annualized rates.

 (5) Pursuant to the Company's 1994 Long-Term Incentive Plan, on May 1, 1997, such named executive officers were granted options (the "Performance Options") to purchase Common Shares based on the achievement of certain levels of corporate and individual performance in 1996 as contemplated by the 1994 Long-Term Incentive Plan. The purchase price per Common Share subject to the Performance Options is the average of the closing price of the Common Shares on the American Stock Exchange for the 20 trading days ended on the trading day immediately preceding April 30, 1997. The Performance Options became exercisable on December 15, 1997.

 (6) The USM 1996 Performance Options were awarded to Mr. Nelson under the USM 1994 Long Term Incentive Plan as of May 1, 1997 and became exercisable on December 15, 1997.

 (7) The USM 1997 Automatic Options become exercisable in annual increments of 20% on March 31 of each year beginning in 1998 and ending in 2002, and are exercisable until May 14, 2007 at the exercise price of $25.25.

 (8) Such AERL Options were granted at AERL's initial public offering price of $17.00 per share. They are immediately exercisable with respect to 21,377 AERL Common Shares, and become exercisable with respect to an additional 21,377 AERL Common Shares on each of December 15, 1997, 1998, 1999 and 2000, and expire on April 18, 2006.

 (9) Such AERL Supplemental Options became immediately exercisable with respect to 20,900 AERL Common Shares on January 23, 1997, and become exercisable with respect to an additional 20,900 AERL Common Shares on each of December 15, 1997, 1998, 1999 and 2000, and expire on April 18, 2006.

 (10) Such AERL Options became exercisable on December 15, 1997, and are exercisable until December 15, 2007, at the exercise price of $4.94 per share.

 (11) In addition, Mr. Warkentin received an adjustment to the number of TDS shares subject to options granted under the TDS 1994 Long-Term Incentive Plan with respect to 1995 performance. Mr. Warkentin received an option for an additional 813 TDS shares, for a total of 9,526 TDS shares subject to options for 1995 performance at an exercise price of $47.60 per share.

    Mr. Barr did not receive any option grants in 1997.

AGGREGATED OPTION/SAR EXERCISES IN 1997, AND DECEMBER 31, 1997 OPTION/SAR VALUE

                                                                                        AS OF DECEMBER 31, 1997
                                                                                ---------------------------------------
                                                                                                             VALUE OF
                                                                                   NUMBER OF SECURITIES     UNEXERCISED
                                                             1997                 UNDERLYING UNEXERCISED    IN-THE-MONEY
                                                ------------------------------       OPTIONS/SARS(3)        OPTIONS/SARS(4)
                                                 SHARES ACQUIRED      VALUE     --------------------------  -----------
    NAME                                         ON EXERCISE(1)    REALIZED(2)  EXERCISABLE  UNEXERCISABLE  EXERCISABLE
------------                                    -----------------  -----------  -----------  -------------  -----------
LeRoy T.
  Carlson...  1996 Performance Options(5).....                                       8,295        --         $  72,913
              1995 Performance Options(6).....                                       9,367        --            --
              1994 Performance Options(7).....                                       9,476        --            79,977
              1994 Automatic Options(8).......                                      28,840         7,210        --
                                                                                -----------  -------------  -----------
                  Total.......................                                      55,978         7,210     $ 152,890
                                                                                -----------  -------------  -----------
                                                                                -----------  -------------  -----------
LeRoy T.
  Carlson,
  Jr........  1996 Performance Options(5).....                                      11,770        --         $ 103,458
              1995 Performance Options(6).....                                      13,233        --            --
              1994 Performance Options(7).....                                      13,114        --           110,682
              1994 Automatic Options(8).......                                      37,680         9,420        --
              1988 Options(9).................                                      76,500        12,750     2,444,175
                                                                                -----------  -------------  -----------
                  Total.......................                                     152,297        22,170     $2,658,315
                                                                                -----------  -------------  -----------
                                                                                -----------  -------------  -----------
Murray L.
  Swanson...  1996 Performance Options(5).....                                       4,279        --         $  37,612
              1995 Performance Options(6).....                                       4,899        --            --
              1994 Automatic Options(7).......                                       4,563        --            38,512
              1994 Performance Options(8).....                                      14,800         3,700        --
              1987 Options(10)................          3,375       $ 106,954       --            --            --
                                                                                -----------  -------------  -----------
                  Total.......................                                      28,541         3,700     $  76,124
                                                                                -----------  -------------  -----------
                                                                                -----------  -------------  -----------
James Barr
  III.......  1990 Options(11)................                                      14,000         6,000     $  91,840
                                                                                -----------  -------------  -----------
                                                                                -----------  -------------  -----------
H. Donald     USM 1997 Automatic
  Nelson....  Options(12).....................                                                    17,000     $  --
              USM 1996 Performance
              Options(13).....................                                       8,178        --            53,321
              USM 1995 Performance
              Options(14).....................                                       7,960        --            --
              USM 1994 Performance
              Options(15).....................                                       9,136        --            15,257
              USM 1994 Automatic
              Options(16).....................                                      22,560         5,640        --
              USM 1991 Options(17)............         10,238       $ 146,711       --            --            --
              USM SARs(18)....................                                      21,600        14,400       345,600
                                                                                -----------  -------------  -----------
              Total...........................                                      69,434        37,040     $ 414,178
                                                                                -----------  -------------  -----------
                                                                                -----------  -------------  -----------

Donald W.     TDS 1995 Performance
 Warkentin..  Options(6)......................                                       9,526        --         $  --
              TDS 1995 Automatic
              Options(19).....................                                      19,500        --           182,520
                                                                                -----------  -------------  -----------
              Total TDS Options...............                                      29,026        --         $ 182,520
                                                                                -----------  -------------  -----------
                                                                                -----------  -------------  -----------
              AERL IPO Options(20)............                                      42,753        64,130     $  --
              AERL Supplemental Options(21)...                                      41,800        62,700        --
              AERL 1996 Performance
              Options(22).....................                                      43,729        --           103,747
                                                                                -----------  -------------  -----------
                  Total AERL Options..........                                     128,282       126,830     $ 103,747
                                                                                -----------  -------------  -----------
                                                                                -----------  -------------  -----------


    NAME      UNEXERCISABLE
------------  -------------
LeRoy T.
  Carlson...    $  --
                   --
                   --
                   --
              -------------
                $  --
              -------------
              -------------
LeRoy T.
  Carlson,
  Jr........    $  --
                   --
                   --
                   --
                  407,363
              -------------
                $ 407,363
              -------------
              -------------
Murray L.
  Swanson...    $  --
                   --
                   --
                   --
                   --
              -------------
                $  --
              -------------
              -------------
James Barr
  III.......    $  39,360
              -------------
              -------------
H. Donald
  Nelson....    $  97,750

                   --

                   --

                   --

                   --
                   --
                  230,400
              -------------
                $ 328,150
              -------------
              -------------
Donald W.
 Warkentin..    $  --

                   --
              -------------
                $  --
              -------------
              -------------
                $  --
                   --

                   --
              -------------
                $  --
              -------------
              -------------

-------------

 (1) Represents the number of TDS Common Shares with respect to which the Options or SARs were exercised.

 (2) Represents the aggregate dollar value realized upon exercise, based on the difference between the exercise price and the average of the high and low price of the shares on the date of exercise.

 (3) Represents the number of TDS Common Shares subject to Options and/or SARs, except for H. Donald Nelson, in which case the information is presented with respect to USM shares, and for Donald W. Warkentin, in which case the information is presented with respect to TDS shares and AERL shares, as indicated.

 (4) Represents the aggregate dollar value of in-the-money, unexercised Options and SARs held at the end of the fiscal year, based on the difference between the exercise price and $46.56, the market value of TDS Common Shares on December 31, 1997 or, with respect to Options for USM shares, $31.00, the market value of USM Common Shares on December 31, 1997 or, with respect to Options for AERL shares, $7.31, the market value of AERL Common Shares on December 31, 1997.

 (5) Such options became exercisable on December 15, 1997 and are exercisable until December 15, 2007 at the exercise price of $37.77 per share.

 (6) Such options became exercisable on December 15, 1996 and are exercisable until December 15, 2006 at the exercise price of $47.60 per share.

 (7) Such options became exercisable on December 15, 1995, and are exercisable until May 1, 2005 at the exercise price of $38.12 per share.

 (8) Such options become exercisable in annual increments of 20% on each of December 15, 1995 and on the first through the fourth anniversaries of such date, and are exercisable until November 4, 2004 at the exercise price of $47.59 per share.

 (9) Options for a total of 127,500 shares were granted on March 14, 1988 to become exercisable with respect to 12,750 shares on March 14 of each year between 1989 through 1998. Options for a total of 38,250 shares have been exercised prior to 1996. The unexercised 1988 Options are exercisable until March 14, 1999 at the exercise price of $14.61 per share.

 (10) Options for a total of 33,750 shares were granted on February 15, 1987, to become exercisable with respect to 3,375 shares on February 25 of each year between 1988 through 1997. Options for a total of 30,375 shares were exercised prior to 1997. Options for 3,375 shares were exercised in 1997. The value realized is equal to the product of the number of shares exercised and the difference between the exercise price of $8.31 and $40.00, the fair market value of the Common Shares on March 24, 1997, the exercise date.

 (11) The 1990 Options were granted on January 15, 1990 to become exercisable with respect to 2,000 shares on January 15 of each year between 1991 through 2000, and are exercisable until January 15, 2001 at the exercise price of $40.00 per share.

 (12) The USM 1997 Automatic Options become exercisable in annual increments of 20% on March 31 of each year beginning in 1998 and ending in 2002, and are exercisable until May 14, 2007 at the exercise price of $25.25.

 (13) USM 1996 Performance Options became exercisable on December 15, 1997 and are exercisable until May 1, 2007 at the exercise price of $24.48.

 (14) The USM 1995 Performance Options became exercisable on December 15, 1996 and are exercisable until May 1, 2006 at the exercise price of $34.60 per share.

 (15) The USM 1994 Performance Options became exercisable on December 15, 1995 and are exercisable until May 1, 2005 at the exercise price of $29.33 per share.

 (16) The USM 1994 Automatic Options become exercisable in annual increments of 20% on each of December 15, 1994, and on the first through the fourth anniversaries of such date, and are exercisable until November 9, 2004 at the exercise price of $32.25 per share.

 (17) The USM 1991 Options are exercisable until November 1, 1997 at the exercise price of $15.67 per share. All 1991 options were exercised in 1997.

 (18) The USM SARs were granted in 1988 and are exercisable at the exercise price of $15.00 per share.

 (19) In 1995, Mr. Warkentin was awarded options for 32,500 TDS Common Shares at an exercise price of $37.20. Such options were originally scheduled to become exercisable with respect to 6,500 TDS Common Shares on December 15 of 1995, 1996, 1997, 1998 and 1999. However, in February 1997, in partial consideration for the grant of options for 106,883 AERL Common Shares at an exercise price equal to AERL's initial public offering price of $17.00 per share, Mr. Warkentin agreed to the cancellation of options with respect to a total of 13,000 TDS Common Shares which would have become exercisable on December 15, 1998 and 1999.

 (20) As discussed in note (19) above, the AERL IPO Options were granted at AERL's initial public offering price of $17.00 per share. They are immediately exercisable with respect to 21,377 AERL Common Shares, and become exercisable with respect to an additional 21,377 AERL Common Shares on each of December 15, 1997, 1998, 1999 and 2000, and expire on April 18, 2006.

 (21) The AERL Supplemental Options were granted at an exercise price of $9.74 per share. Such options became immediately exercisable with respect to 20,900 AERL Common Shares on January 23, 1997, and become exercisable with respect to an additional 20,900 AERL Common Shares on each of December 15, 1997, 1998, 1999 and 2000, and expire on April 18, 2006.

 (22) The AERL 1996 Performance Options became exercisable on December 15, 1997, and are exercisable until December 15, 2007, at the exercise price of $4.94 per share.

TDS TELECOM PHANTOM INCENTIVE OPTION PLAN

    Mr. James Barr III participates in the TDS Telecommunications Corporation Phantom Stock Incentive Plan (the "TDS Telecom Plan"). The TDS Telecom Plan was adopted by TDS Telecom in 1997 and relates to the five-year period beginning on January 1, 1995. Under the TDS Telecom Plan, Mr. Barr was awarded certain phantom stock units by the Chairman of TDS Telecom. The award consists of automatic awards and performance awards. The automatic awards vest in five equal annual installments beginning on December 15, 1995. The performance awards include a corporate performance award and an individual performance award. The performance awards vest on December 15 of the year following the performance year to which they relate. When vested, the phantom stock option units may be exercised at an exercise price determined in accordance with the terms of the plan. Upon exercise of the phantom stock units, Mr. Barr will receive a cash payment equal to the difference between the exercise price and the implied value of the phantom stock unit as provided in the TDS Telecom Plan.

    The following table summarizes the award of options for phantom stock units to Mr. Barr in 1997:

           TDS TELECOM PHANTOM STOCK PLAN--AWARDS IN LAST FISCAL YEAR

                                                                                                 ESTIMATED FUTURE PAYOUTS UNDER
                                                                                                 NON-STOCK PRICE-BASED PLANS(3)
                                                   NUMBER OF SHARES,   PERFORMANCE OR OTHER    -----------------------------------
                                                    UNITS OR OTHER    PERIOD UNTIL MATURATION   THRESHOLD    TARGET      MAXIMUM
                      NAME                             RIGHTS(1)           OR PAYOUT(2)            (#)         (#)         (#)
-------------------------------------------------  -----------------  -----------------------  -----------  ---------  -----------
James Barr III...................................         39,217                  1995             22,558      45,116      67,674
                                                          45,185                  1996             22,558      45,116      67,674
                                                          22,558                  1997             22,558      45,116      67,674
                                                          22,558                  1998             22,558      45,116      67,674
                                                          22,558                  1999             22,558      45,116      67,674

---------

(1) For 1995 and 1996, represents the actual number of automatic and performance phantom stock units which were awarded for such years. For 1997, 1998 and 1999, represents the minimum number of automatic phantom stock option units which will become exercisable. In 1998, Mr. Barr exercised options for an aggregate of 106,960 phantom stock units for 1995, 1996 and 1997, and received a net cash payment, prior to withholding taxes, of $327,410.

(2) Represents the fiscal year to which such phantom stock units relate.

(3) The minimum threshold number (representing the automatic options) vests on December 15 of the year to which the award relates, and the additional units which may be awarded at target or maximum performance (representing performance options) vest on December 15 of the year following the performance year to which the award relates. All phantom stock unit options expire on July 1, 2003.

    Upon the effectiveness of the initial public offering of TDS
Telecommunications Group Common Shares ("Telecom Group Shares"), it is expected that Mr. Barr's rights under the TDS Telecom Plan will be converted into options for Telecom Group Shares.

PENSION PLANS AND SUPPLEMENTAL BENEFIT AGREEMENTS

    The Telephone and Data Systems, Inc. Employees' Pension Trust (the "TDS Pension Plan") is a defined contribution plan designed to provide retirement benefits for eligible employees of the Company and certain of its affiliates which adopt the TDS Pension Plan. Annual employer contributions based upon actuarial assumptions are made under a formula designed to fund a target pension benefit for each participant commencing generally upon the participant's attainment of retirement age. The amounts of the annual contributions are included above in the Summary Compensation Table under "All Other Compensation."

    USM and AERL have adopted the Telephone and Data Systems, Inc. Wireless Companies' Pension Plan (the "Wireless Pension Plan"). The Wireless Pension Plan, a qualified non-contributory defined contribution pension plan, provides pension benefits for USM and AERL employees. Under the Wireless Pension Plan, pension costs are calculated separately for each participant and are funded currently. The amount of the annual contribution for Messrs. H. Donald Nelson and Donald W. Warkentin are included above in the Summary Compensation Table under "All Other Compensation."

    The TDS Supplemental Executive Retirement Plan ("SERP") provides supplemental benefits under the TDS Pension Plan and the Wireless Pension Plan. The SERP was established to offset the reduction of benefits caused by the limitation on annual employee compensation under the Code. The SERP is a non-qualified deferred compensation plan and is intended to be unfunded. The amounts of the accruals for the benefit of the named executive officers are included above in the Summary Compensation Table under "All Other Compensation."

    In 1980, TDS entered into a non-qualified supplemental benefit agreement with LeRoy T. Carlson which, as amended, requires TDS to pay a supplemental retirement benefit to Mr. Carlson, in the amount of $47,567 plus interest at a rate equal to 1/4% under the prime rate for the period from May 15, 1981 (the date of Mr. Carlson's 65th birthday) to May 31, 1992, in five annual installments beginning June 1, 2001, plus interest at 9 1/2% compounded semi-annually from June 1, 1992. The agreement was entered into because certain amendments made to the TDS Pension Plan in 1974 had the effect of reducing the amount of retirement benefits which Mr. Carlson would receive under the TDS Pension Plan. The payments to be made under the agreement, together with the retirement benefits under the TDS Pension Plan, were designed to permit Mr. Carlson to receive approximately the same retirement benefits he would have received if the TDS Pension Plan had not been amended. All of the interest accrued under this agreement is included above in the Summary Compensation Table under "All Other Compensation" and identified in footnote 6 thereto as contributions under the TDS Pension Plan.

    In 1988, USM entered into a non-qualified supplemental benefit agreement with H. Donald Nelson which requires USM to pay a supplemental retirement benefit to Mr. Nelson. The agreement was entered into because Mr. Nelson's employment with TDS was terminated upon the completion of the initial public offering of USM Common Shares in 1988 and, as a result, he was no longer eligible to participate in the TDS Pension Plan. Under the supplemental benefit agreement, USM is obligated to pay Mr. Nelson an amount equal to the difference between the retirement benefit he will receive from the TDS Pension Plan and that which he would have received had he continued to work for TDS, less any amounts which he is entitled to receive under any other qualified pension plan (such as the Wireless Pension Plan). USM will pay any such benefit at the same time as Mr. Nelson receives payments from the TDS Pension Plan. The actual benefits payable to Mr. Nelson upon retirement will be based upon the facts that exist at the time and will be determined actuarially. Since the nature of this agreement is a defined benefit arrangement, no amounts related thereto are included above in the Summary Compensation Table.

    In 1996, AERL entered into a non-qualified supplemental benefit agreement with Donald W. Warkentin which requires AERL to pay a supplemental retirement benefit to Mr. Warkentin. The agreement was entered into because Mr. Warkentin's employment with TDS was terminated as a result of the completion of the initial public offering of AERL Common Shares in 1996 and, as a result, he was no longer eligible to participate in the TDS Pension Plan. Under the supplemental benefit agreement, AERL is obligated to pay Mr. Warkentin an amount equal to the difference between the retirement benefit he will receive from the TDS Pension Plan and that which he would have received had he continued to work for TDS, less any amounts which he is entitled to receive under any other qualified defined benefit or money purchase pension plan (such as the Wireless Pension
Plan). AERL will pay any such benefit at the same time as Mr. Warkentin receives payments from the TDS Pension Plan. The actual benefits payable to Mr. Warkentin upon retirement will be based upon the facts that exist at the time and will be determined actuarially. Since the nature of this agreement is a defined benefit arrangement, no amounts related thereto are included above in the Summary Compensation Table.

DEFERRED COMPENSATION AGREEMENTS

    Mr. H. Donald Nelson and Mr. James Barr III are parties to Executive Deferred Compensation Agreements, pursuant to which such persons will have a specified percentage of gross compensation deferred and credited to a Deferred Compensation Account. The Deferred Compensation Account will be credited with interest compounded monthly, computed at a rate equal to one-twelfth of the sum of the average thirty-year Treasury Bond rate plus 1.25 percentage points until the Deferred Compensation Amount is paid to such persons.

SALARY CONTINUATION AND CONSULTING AGREEMENT

    The Company has entered into an agreement with LeRoy T. Carlson whereby it will employ Mr. Carlson until he elects to retire. Mr. Carlson is to be paid at least $60,000 per annum until his retirement. The agreement also provides that upon his retirement, Mr. Carlson will be retained by the Company as a part-time consultant (for not more than 60 hours in any month) until his death or disability. Upon his retirement, Mr. Carlson will receive $75,000 per annum as a consultant, plus increments beginning in 1985 equal to the greater of three percent of his consulting fee or two-thirds of the percentage increase in the consumer price index for the Chicago metropolitan area. If Mr. Carlson becomes disabled before retiring, the Company can elect to discontinue his employment and retain him in accordance with the consulting arrangement described above. Upon Mr. Carlson's death (unless his death follows his voluntary termination of his employment or the consulting arrangement), his widow will receive until her death an amount equal to that which Mr. Carlson would have received as a consultant. The Company may terminate payments under the agreement if Mr. Carlson becomes the owner of more than 21% of the stock, or becomes an officer, director, employee or paid agent of any competitor of the Company within the continental United States. No amounts were paid or payable under this agreement in 1997, 1996 or 1995, and no amounts related thereto are included above in the Summary Compensation Table.

COMPENSATION OF DIRECTORS

    Effective July 23, 1996, the Board of Directors adopted a Compensation Plan (the "Non-Employee Directors' Plan") for non-employee directors ("Non-Employee Directors"). A Non-Employee Director is a director of the Company who is not an employee of the Company, USM, AERL or TDS Telecom ("Affiliates"). The purpose of the Non-Employee Directors' Plan is to provide for reasonable compensation to non-employee directors in connection with their services to the Company, in order to induce qualified persons to become and serve as non-employee members of the Board of Directors.

    The Non-Employee Directors' Plan provides that, effective for the twelve month period ending at the time of the Company's 1997 annual meeting, each Non-Employee Director will receive an annual director's fee of $24,000; and each director of the Company who is not an employee of any Affiliate will continue to receive a fee of $1,000, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with travel, for attendance at each regularly scheduled or special meeting of the Board of Directors. The Non-Employee Directors' Plan also provides that, effective as of July 23, 1996, each director of the Company who is not an employee of any Affiliate will receive a fee of $750, plus reimbursement of reasonable out-of-pocket expenses incurred in connection with travel, for attendance at each meeting of the Audit Committee, Stock Option Compensation Committee, or other committee established by resolution of the Board of Directors.

    Under the Non-Employee Directors' Plan, an amount equal to 50% of the annual director's fee will be paid immediately prior to the Company's Annual Meeting of Shareholders by the delivery of Common Shares of the Company having a fair market value as of the date of payment equal to such percentage of the annual fee. In addition, under the Non-Employee Directors' Plan, an amount equal to 33% of each committee meeting fee will be accumulated and paid immediately prior to the Company's Annual Meeting of Shareholders by the delivery of Common Shares of the Company having a fair market value as of the date of payment equal to such percentage of such fee. The Company has reserved 15,000 Common Shares of the Company for issuance pursuant to the Non-Employer Director's Plan.

    Donald C. Nebergall, a director of the Company, also received $15,485 as a bonus and $152,800 for consulting services provided to the Company and was reimbursed for out-of-pocket expenses incurred in connection with such services in 1997.

    In addition, the Company pays life insurance premiums on behalf of directors. Except for such life insurance premiums, directors who are also employees of the Company or any Affiliate do not receive any additional compensation for services rendered as directors.

EXECUTIVE OFFICER COMPENSATION REPORT

    This report is submitted by LeRoy T. Carlson, Jr., President, who serves as the Compensation Committee of the Board of Directors for all executive officers of the Company other than the President, and by the TDS Stock Option Compensation Committee of the Board of Directors, which approves all compensation for the President and approves long-term compensation to executive officers who are employees of the Company. Long-term compensation for H. Donald Nelson is approved by the stock option compensation committee of USM (as described in its report in the proxy statement of USM), and long-term compensation for Donald W. Warkentin is approved by the stock option compensation committee of AERL (as described in its report in the proxy statement of AERL).

    The Company's compensation policies for executive officers are intended to provide incentives for the achievement of corporate and individual performance goals and to provide compensation consistent with the financial performance of the Company. The Company's policies are based on the belief that the incentive compensation performance goals for executive officers should be based on factors over which such officers have control and which are important to the Company's long-term success. It is also believed that compensation paid should be appropriate in relation to the financial performance of the Company and should be sufficient to enable the Company to attract and retain individuals possessing the talents required for the Company's long-term successful performance.

    Executive compensation consists of both annual and long-term compensation. Annual compensation consists of a base salary and an annual bonus. The Company evaluates the annual compensation of each executive officer on an aggregate basis by combining the base salary and bonus, and also evaluates the level of the base salary and the bonus separately. Annual compensation decisions are based partly on individual and corporate short-term performance and partly on the individual and corporate cumulative long-term performance during the executive's tenure in his position, particularly with regard to the President (chief executive officer). Long-term compensation is intended to compensate executives primarily for their contributions to long-term increases in shareholder value. Long-term compensation is generally provided through the grant of stock options.

    The process of determining base salary begins with establishing an appropriate salary range for each officer. Each officer's range is based upon the particular duties and responsibilities of the officer, as well as salaries for comparable positions with other companies. These other companies include the companies included in the peer group index described below under "Stock Performance Chart", as well as other companies in the telecommunications industry and other industries with similar characteristics, to the extent considered appropriate in the judgment of the President, based on similar size, function, geography or otherwise. No written or formal list of specific companies is prepared. Instead, as discussed below, the President is provided with various sources of information about executive compensation at other companies, such as compensation reported in proxy statements of comparable companies and salary surveys published by various organizations. The President uses these sources and makes a personal determination of appropriate sources, companies and ranges for each executive officer. The base salary of each officer is set within a range considered appropriate in the judgment of the President based on an assessment of the particular responsibilities and performance of such officer, taking into account the performance of the Company and/or its business units or divisions, other comparable companies, the industry and the economy in general during the immediately preceding year. The President makes a personal determination of the appropriate range based on the total mix of information available to him. The range considered to be relevant by the President is based on his informed judgment, using the information provided to him by the Vice President of Human Resources, as discussed below. The range is not based on any formal analysis nor is there any documentation of the range which the President considers relevant in making his compensation decisions. The salary of the executive officers is believed to be at slightly above the median of the range considered to be relevant in the judgment of the President.

    Annually, the nature and extent of each executive officer's major accomplishments and contributions for the year are determined through written information prepared by the executive and by others familiar with his performance, including the executive's direct supervisor. With regard to all executive officers other than the President, the President evaluates the information in terms of the personal objectives given by the President or other direct supervisor to such executive officer for the performance appraisal period. The President also makes an assessment of how well the Company did as a whole during the year and the extent to which the President believes the executive officer contributed to the results. With respect to executive officers having primary responsibility over a certain business unit or division of the Company, the President considers the performance of the business unit or division and makes an assessment of the contribution of the executive officer thereto. No specific measures of performance are considered determinative in the compensation of executive officers. Instead, all of the facts and circumstances are taken into consideration by the President in his executive compensation decisions. Ultimately, it is the informed judgment of the President that determines an executive's salary and bonus, this being based on the total mix of information rather than on any specific measures of performance.

    The primary focus of the Company is increasing long-term shareholder value through growth, measured primarily in such terms as revenues, customer units in service, operating cash flow (operating income plus depreciation and amortization) and operating income. However, there is no quantifiable or direct relationship between compensation and such or any other measures of performance. Instead, such compensation decisions are made subjectively considering such performance measures, as well as all other facts and circumstances in general terms.

    Other than for the President of TDS, the President of TDS approves annual compensation for executive officers of TDS and each of its business units or divisions. The Vice President--Human Resources accumulates and prepares various materials, including relevant base pay and bonus information, for the annual compensation reviews of executive officers. These materials are reviewed by the President along with various performance evaluation information. The President will determine the bonus for 1997 and base salary for 1998 for all executives other than himself. The Company has no written or formal corporate bonus plan. The bonuses for corporate executive officers are determined by the President based on his evaluation of each executive's contribution to the Company, the achievement of individual objectives, the performance of the Company and/or its business units and divisions and all other facts and circumstances considered relevant in his judgment. The President has not yet taken action to approve the final 1997 bonuses and/or the 1998 base salaries for certain of these executives. Due to the fact that certain 1997 bonuses had not been determined as of the end of 1997, the President approved advance bonus payments for 1997 to certain executive officers, other than the President of TDS. The final amounts or partial advances approved for the named executives are listed above in the Summary Compensation Table.

    The annual compensation of the President (chief executive officer) of the Company is proposed by the President to the Stock Option Compensation Committee of the Board of Directors, and approved or adjusted by the Stock Option Compensation Committee. In addition to the factors described above for all executive officers in general, the Vice President--Human Resources prepares an analysis of compensation paid to chief executive officers of other comparable companies. These other companies include the companies included in the peer group index described below under "Stock Performance Chart", as well as other companies in the telecommunications industry and other industries with similar characteristics, to the extent considered appropriate in the judgment of the President, based on similar size, function, geography or otherwise. This information is presented to the President who recommends a base salary and bonus level for himself. The Stock Option Compensation Committee approves the final base salary and bonus of the President based on the recommendation of the President. The Stock Option Compensation Committee approved a 1996 bonus of $250,000 for the President, and increased his 1997 base salary to $515,000, representing an increase of $75,000 or 17% over his base salary of $440,000 in 1996. The Stock Option Compensation Committee has not yet approved the President's bonus for 1997, or the President's base salary for 1998.

    As with the other executive officers, the compensation of the President is based on all facts and circumstances and the total mix of information rather than related to any specific measures of performance. The Stock Option Compensation Committee has access to numerous performance measures and financial statistics prepared by the Company's financial personnel. This financial information includes the audited financial statements of the Company, as well as internal financial statements such as budgets and their results, operating statistics and various analyses. The Stock Option Compensation Committee is not limited in its analysis to the information presented to it by the President or available from financial personnel, and may consider other factual or subjective factors as the members of such committee deem appropriate in their compensation decisions. No specific measures of performance are considered determinative in the compensation of the President. Instead, all of the facts and circumstances are taken into consideration by the Stock Option Compensation Committee in its executive compensation decisions. Ultimately, it is the informed judgment of the Stock Option Compensation Committee, based on the recommendation of the President, that determines the salary and bonus for the President, this being based on the total mix of information rather than on any specific measures of performance.

    As discussed above for the other executive officers, the primary focus of the Company is increasing long-term shareholder value through growth, measured primarily in such terms as revenues, customer units in service, operating cash flow (operating income plus depreciation and amortization ) and operating income. However, as discussed above, there is no quantifiable or direct relationship between compensation and such or any other measures of performance. Instead, such compensation decisions are made subjectively considering such performance measurers, as well as all other facts and circumstances in general terms.

    The Stock Option Compensation Committee believes that the annual total base salary and bonus compensation of the President has been set at a level less than an average level for equally responsible executives at companies which it considers comparable. The members of the Stock Option Compensation Committee base this belief on their personal assessment and judgment of the President's responsibilities in comparison to the chief executive officers and chief operating officers of the companies included in the peer group index described below under "Stock Performance Chart", as well as other companies in the telecommunications industry and other industries with similar characteristics, based on the information prepared by the Vice President of Human Resources, as discussed above. The President has a substantial beneficial interest in the Company, as described below under "Security Ownership of Management", and will benefit together with other shareholders based on the performance of the Company. The Stock Option Compensation Committee considers this an important fact in connection with its review and approval or adjustment of the salary and bonus recommended by the President for himself.

    At such time as the President approves the 1997 bonuses and 1998 salaries for executive officers, and recommends the 1997 bonus and 1998 salary for himself, he may also recommend to the Stock Option Compensation Committee long-term compensation in the form of additional stock option grants, stock appreciation rights or otherwise for executive officers and himself. The long-term compensation decisions for executive officers will be made by the Stock Option Compensation Committee in a manner similar to that described for annual base salary and bonus decisions, except that the stock options will generally vest over several years in a manner which will reflect the goal of relating the long-term compensation of the executive officers, including the President, to increases in shareholder value over the same period.

    The performance of the Company also bears upon the number of stock options which will become awarded and exercisable with respect to the executive officers. As indicated under the table "Individual Option/SAR Grants in 1997", certain named executive officers received an award in 1997 of Performance Options based on the achievement of certain levels of corporate and individual performance in 1996.

    SECTION 162(M) OF THE CODE. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated officers other than the chief executive officer, subject to certain exceptions. For various reasons, the Company does not believe that the $1 million deduction limitation should have a material effect on the Company in the immediate future. If the $1 million deduction limitation is expected to have a material effect on the Company in the future, the Company will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the Company deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

    This Executive Officer Compensation Report is submitted by LeRoy T. Carlson, Jr., sole member of the Compensation Committee; and by the Stock Option Compensation Committee: George W. Off (Chairman) and Letitia G.C. Carlson.

STOCK PERFORMANCE CHART

    The following chart graphs the performance of the cumulative total return to shareholders (stock price appreciation plus dividends) during the previous five years in comparison to returns of the Standard & Poor's 500 Composite Stock Price Index and a peer group index. The peer group index was constructed specifically for the Company and includes the following companies: 360 Communications Co., AirTouch Communications, Inc., Aliant Communications, Inc., ALLTEL Corp., Centennial Cellular CP (Class A), Century Telephone Enterprises, Inc., Frontier Corp., Vanguard Cellular Systems (Class A) and TDS. In calculating the peer group index, the returns of each company in the group have been weighted according to such company's market capitalization at the beginning of the period.

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                            TDS, S&P 500, PEER GROUP
                     (PERFORMANCE RESULTS THROUGH 12/31/97)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              TDS      S&P 500     PEER GROUP
1992         $100.00     $100.00       $100.00
1993         $129.26     $110.08       $123.45
1994         $115.38     $111.53       $135.48
1995          $99.77     $153.45       $135.70
1996          $92.44     $188.68       $124.25
1997         $119.94     $251.63       $175.74

                                                           1992       1993       1994       1995       1996       1997
                                                         ---------  ---------  ---------  ---------  ---------  ---------
TDS....................................................  $  100.00  $  129.26  $  115.38  $   99.77  $   92.44  $  119.94
S&P 500................................................  $  100.00  $  110.08  $  111.53  $  153.45  $  188.68  $  251.63
Peer Group.............................................  $  100.00  $  123.45  $  135.48  $  135.70  $  124.25  $  175.74

    Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in TDS Common Shares, S&P 500, and Peer Group.

    *Cumulative total return assumes reinvestment of dividends.

    The TDS peer group has been changed from the prior year to reflect TDS' significant operations and investments in the wireless industry. The TDS peer group now includes all of the companies in the USM peer group as well as certain other telecommunications companies which operate landline telephone businesses. For comparison with the above-reported peer group results, if the Company had not changed the peer group index from the peer group reported in its 1997 Notice of Annual Meeting and Proxy Statement, the peer group results would have been as follows:

                                                           1992       1993       1994       1995       1996       1997
                                                         ---------  ---------  ---------  ---------  ---------  ---------
Former Peer Group......................................  $  100.00  $  122.50  $  116.43  $  136.52  $  139.91  $  175.77

    The former peer group index included the following companies: Aliant Communications, Inc., ALLTEL Corp., C-TEC Corp., Century Telephone Enterprises, Inc., Cincinnati Bell, Inc., Citizens Utilities Co. (Class A), Frontier Corp., Southern New England Telecommunications Corp. and TDS.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The sole member of the Compensation Committee is LeRoy T. Carlson, Jr., President of TDS. The primary function of the Compensation Committee is to approve the annual salary, bonus and other cash compensation of officers and key employees of TDS other than the President. LeRoy T. Carlson, Jr. is a member of the Board of Directors of TDS, USM, AERL and TDS Telecom. LeRoy T. Carlson, Jr. is also the Chairman of USM, AERL and TDS Telecom and, as such, approves the executive officer annual compensation decisions for USM, AERL and TDS Telecom. LeRoy T. Carlson, Jr. is compensated by TDS for his services to TDS and all of its subsidiaries. However, USM and AERL reimburse TDS for a portion of such compensation pursuant to intercompany agreements between TDS and such subsidiaries. The Stock Option Compensation Committee of the Board of Directors of TDS makes annual compensation decisions for the President of TDS and makes long-term compensation decisions for all executive officers who are employees of TDS. The members of the Stock Option Compensation Committee are George W. Off (Chairman) and Letitia G.C. Carlson. The members of the Stock Option Compensation Committee are neither officers or employees of the Company or any of its subsidiaries nor directors of any of the Company's subsidiaries. Long-term compensation for executive officers who are employees of USM or AERL are approved by the stock option compensation committees of USM and AERL respectively. The stock option compensation committees of USM and AERL are composed of directors of such subsidiaries who are neither officers or employees of TDS or any of its subsidiaries nor directors of TDS.

    In addition to such compensation committee interlocks and insider participation in compensation decisions, the Company and certain related parties are involved in the following relationships and transactions.

    ISSUANCE OF TDS SHARES IN CONNECTION WITH CERTAIN ACQUISITIONS. The Company may issue TDS securities in connection with the acquisition of cellular interests on behalf of USM. At the time such acquisitions are closed, the acquired cellular interests are generally transferred to USM, which reimburses TDS by issuing USM securities to TDS or by increasing the balance due to TDS under a revolving credit agreement between TDS and USM (the "Revolving Credit Agreement"). The fair market value of the USM securities issued to TDS in connection with these transactions is calculated in the same manner and over the same time period as the fair market value of the TDS securities issued to the sellers in such acquisitions. During 1997, USM issued 996,000 USM Common Shares to TDS to reimburse TDS for 759,000 TDS Common Shares issued for such cellular interests.

    OTHER RELATIONSHIPS AND RELATED TRANSACTIONS. Walter C.D. Carlson, a director of TDS, Michael G. Hron, Secretary of TDS and certain TDS subsidiaries, William S. DeCarlo, the Assistant Secretary of TDS and certain TDS subsidiaries, Stephen P. Fitzell, the Secretary of certain TDS subsidiaries, and Sherry S. Treston, the Assistant Secretary of certain TDS subsidiaries, are partners of Sidley & Austin, the principal law firm of TDS and its subsidiaries. Walter C.D. Carlson is a trustee and beneficiary of a voting trust which controls TDS.

        BENEFICIAL OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF MANAGEMENT

    The following table sets forth at March 31, 1998, the number of Common Shares and Series A Common Shares beneficially owned, and the percentage of the outstanding shares of each such class so owned by each director and nominee for director of the Company, by each of the executive officers named in the Summary Compensation Table and by all directors and executive officers as a group (other than dividend reinvestment shares issued in April 1998 for the March 1998 dividend).

                                                                              AMOUNT AND NATURE OF
           NAME OF INDIVIDUAL OR                                                   BENEFICIAL          PERCENT      PERCENT OF
        NUMBER OF PERSONS IN GROUP                   TITLE OF CLASS               OWNERSHIP(1)        OF CLASS     VOTING POWER
-------------------------------------------  ------------------------------  ----------------------  -----------  ---------------
LeRoy T. Carlson, Jr.,
Walter C.D. Carlson,
Letitia G.C. Carlson,
Donald C. Nebergall and
Melanie J. Heald(2)........................  Series A Common Shares                  6,337,187             91.4%          51.3%

LeRoy T. Carlson, Jr.,
C. Theodore Herbert
and Michael G. Hron(3).....................  Common Shares                             148,876            *              *
                                             Series A Common Shares                      1,008            *              *

                                                                              AMOUNT AND NATURE OF
           NAME OF INDIVIDUAL OR                                                   BENEFICIAL          PERCENT      PERCENT OF
        NUMBER OF PERSONS IN GROUP                   TITLE OF CLASS               OWNERSHIP(1)        OF CLASS     VOTING POWER
-------------------------------------------  ------------------------------  ----------------------  -----------  ---------------
LeRoy T. Carlson, Jr.,
C. Theodore Herbert
and Michael G. Hron(4).....................  Common Shares                             142,575            *              *

LeRoy T. Carlson(5)(12)....................  Common Shares                              62,407            *              *
                                             Series A Common Shares                     51,975            *              *

LeRoy T. Carlson, Jr.(6)(12)...............  Common Shares                             170,510            *              *

Walter C.D. Carlson(7).....................  Common Shares                                 405            *              *

Letitia G.C. Carlson(8)....................  Common Shares                                 470            *              *

Murray L. Swanson(9)(12)...................  Common Shares                              47,204            *              *
                                             Series A Common Shares                      2,506            *              *

Rudolph E. Hornacek(10)(12)................  Common Shares                              22,410            *              *
                                             Series A Common Shares                      1,669            *              *

James Barr III(12).........................  Common Shares                              19,958            *              *

Donald C. Nebergall(11)....................  Common Shares                               1,463            *              *

Donald R. Brown(9).........................  Common Shares                               4,001            *              *
                                             Series A Common Shares                      4,735            *              *

Herbert S. Wander..........................  Common Shares                                 334            *              *

George W. Off..............................  Common Shares                               1,127            *              *

Martin L. Solomon..........................  Common Shares                              15,000            *              *

Kevin A. Mundt.............................                --                          --                --             --

H. Donald Nelson...........................  Common Shares                               4,098            *              *
                                             Series A Common Shares                      5,308            *              *

Donald W. Warkentin(12)....................  Common Shares                              29,566            *              *

All directors, director nominees and
executive officers as a group (24
persons)(12)...............................  Common Shares                             863,749              1.6%         *
                                             Series A Common Shares                  6,424,580             92.6%          52.0%

---------

   * Less than 1%

 (1) The nature of beneficial ownership for shares in this column is sole voting and investment power, except as otherwise set forth in these footnotes.

 (2) The shares listed are held by the persons named as trustees under a voting trust which expires June 30, 2009, created to facilitate longstanding relationships among the trust certificate holders. Under the terms of the voting trust, the trustees hold and vote the Series A Common Shares held in the trust. If the voting trust were terminated, the following persons would each be deemed to own beneficially more than 5% of the outstanding Series A Common Shares: Margaret D. Carlson (wife of LeRoy T. Carlson), LeRoy T. Carlson, Jr., Walter C.D. Carlson, Prudence E. Carlson, Letitia G.C. Carlson (children of LeRoy T. Carlson and Margaret D. Carlson) and Donald
     C. Nebergall, as trustee under certain trusts for the benefit of the heirs of LeRoy T. and Margaret D. Carlson and an educational institution.

 (3) Voting and investment control is shared by the persons named as members of the investment management committee of the Telephone and Data Systems, Inc. Employees' Pension Trust I and the Wireless Companies' Pension Plan. Such members disclaim beneficial ownership of such shares, which are held for the benefit of plan participants.

 (4) Voting and investment control with respect to Company-match shares is shared by the persons named as members of the investment management committee of the Telephone and Data Systems, Inc. Tax-Deferred Savings Trust. Does not include 55,125 shares acquired by trust employee contributions for which voting and investment control is passed-through to plan participants.

 (5) Includes 51,975 Series A Common Shares held by Mr. Carlson's wife. Mr. Carlson disclaims beneficial ownership of such shares. Does not include 252,668 Series A Common Shares held for the benefit of LeRoy T. Carlson, 630,525 Series A Common Shares held for the benefit of Mr. Carlson's wife or 50,526 Series A Common Shares held for the benefit of certain grandchildren of Mr. Carlson (an aggregate of 933,719 shares, or 13.5% of class) in the voting trust described in footnote (2). Beneficial ownership is disclaimed as to Series A Common Shares held for the benefit of his wife and grandchildren in such voting trust.

 (6) Does not include 1,068,186 Series A Common Shares (15.4% of class) held in the voting trust described in footnote (2), of which 1,037,084 shares are held for the benefit of LeRoy T. Carlson, Jr. Beneficial ownership is disclaimed with respect to an aggregate of 31,102 Series A Common Shares held for the benefit of his wife, his children and others in such voting trust.

 (7) Does not include 1,087,366 Series A Common Shares (15.7% of class) held in the voting trust described in footnote (2), of which 1,058,143 shares are held for the benefit of Walter C.D. Carlson. Beneficial ownership is disclaimed with respect to an aggregate of 29,223 Series A Common Shares held for the benefit of his wife and children in such voting trust.

 (8) Does not include 1,070,127 Series A Common Shares (15.4% of class) held in the voting trust described in footnote (2), of which 1,061,477 shares are held for the benefit of Letitia G.C. Carlson. Beneficial ownership is disclaimed with respect to an aggregate of 8,650 Series A Common Shares held for the benefit of her husband and child in such voting trust.

 (9) Includes shares as to which voting and/or investment power is shared, and/or shares held by spouse and/or children.

 (10) Does not include Series A Common Shares held as custodian for his children, for which beneficial ownership is disclaimed.

 (11) Does not include 641,540 Series A Common Shares (9.2% of class) held as trustee under trusts for the benefit of the heirs of LeRoy T. and Margaret
      D. Carlson and an educational institution, or 31 Series A Common Shares held for the benefit of Donald C. Nebergall, which are included in the voting trust described in footnote (2).

 (12) Includes the following number of Common Shares that may be purchased pursuant to stock options and/or stock appreciation rights which are currently exercisable or exercisable within 60 days: Mr. LeRoy T. Carlson, 55,978 shares; Mr. LeRoy T. Carlson, Jr., 165,047 shares; Mr. Swanson, 28,541 shares; Mr. Barr, 16,000 shares; Mr. Hornacek, 14,551 shares; Mr. Warkentin, 29,026 shares; all other executive officers, 151,508 shares; and all directors and officers as a group, 460,651 shares.

SECURITY OWNERSHIP BY CERTAIN BENEFICIAL OWNERS

    In addition to persons listed in the preceding table and the footnotes thereto, the following table sets forth as of March 31, 1998, or the latest practicable date, information regarding each person who is known to the Company to beneficially own more than 5% of any class of voting securities of TDS, based on publicly available information and the Company's stock records as of such date. The nature of beneficial ownership in this table is sole voting and investment power except as otherwise set forth in footnotes thereto.

                                                                                          SHARES OF      PERCENT
                 SHAREHOLDER'S NAME AND ADDRESS                      TITLE OF CLASS      CLASS OWNED    OF CLASS
----------------------------------------------------------------  --------------------  -------------  -----------
The Equitable Companies Inc.(1)
 787 Seventh Avenue
 New York, New York 10019                                                Common Shares     10,988,100        20.4%
Franklin Mutual Advisers, Inc.(2)
 51 John F. Kennedy Parkway
 Short Hills, New Jersey 07078                                           Common Shares      5,279,200         9.8%
Gabelli Funds, Inc.(3)
 One Corporate Center
 Rye, New York 10580                                                     Common Shares      2,799,405         5.2%
William and Betty McDaniel
 160 Stowell Road
 Salkum, Washington 98582                                             Preferred Shares         46,666        16.0%
Bennet R. Miller
 1212 Wea Avenue
 Lafayette, Indiana 47905                                             Preferred Shares         30,000        10.3%
The Peterson Revocable Living Trust
 Kenneth M. & Audrey M. Peterson, Trustees
 108 Avocado Lane
 Weslaco, Texas 78596                                                 Preferred Shares         20,637         7.1%

                                                                     PERCENT OF
                 SHAREHOLDER'S NAME AND ADDRESS                     VOTING POWER
----------------------------------------------------------------  -----------------
The Equitable Companies Inc.(1)
 787 Seventh Avenue
 New York, New York 10019                                                   8.9%
Franklin Mutual Advisers, Inc.(2)
 51 John F. Kennedy Parkway
 Short Hills, New Jersey 07078                                              4.3%
Gabelli Funds, Inc.(3)
 One Corporate Center
 Rye, New York 10580                                                        2.3%
William and Betty McDaniel
 160 Stowell Road
 Salkum, Washington 98582                                                     *
Bennet R. Miller
 1212 Wea Avenue
 Lafayette, Indiana 47905                                                     *
The Peterson Revocable Living Trust
 Kenneth M. & Audrey M. Peterson, Trustees
 108 Avocado Lane
 Weslaco, Texas 78596                                                         *

------------

*   Less than 1%

(1) Based on the most recent Schedule 13G (Amendment No. 11) filed with the SEC. Includes shares held by the following affiliates: The Equitable Life Assurance Society of the United States--4,176,200 shares; Alliance Capital Management, L.P.--6,782,543 shares; Wood, Struthers & Winthrop Management Corp.--28,976 shares; and Donaldson Lufkin & Jenrette Securities Corporation--381 shares. In such Schedule 13G, Equitable reported sole voting power with respect to 5,644,753 shares, shared voting power with respect to 5,255,600 shares, sole dispositive power with respect to 10,987,719 shares and shared dispositive power with respect to 381 shares. Alpha Assurance I.A.R.D. Mutuelle, Alpha Assurances Vie Mutuelle, AXA Assurances I.A.R.D. Mutuelle, AXA Assurances Vie Mutuelle, Uni Europe Assurance Mutuelle and AXA, corporations organized under the laws of France, are affiliates of The Equitable Companies, Inc.

(2) Based on a Schedule 13D (Amendment No. 4) filed with the SEC. Such Schedule 13D reports that Franklin Mutual Advisers, Inc. exercised sole voting and investment power with respect to all such shares. Such Schedule 13D is also filed on behalf of Franklin Resources, Inc., the parent holding company of Franklin Mutual Advisers, Inc., and by Charles B. Johnson and Rupert H. Johnson, Jr., principal shareholders of such parent holding company.

(3) Based upon a Schedule 13D filed with the SEC. Includes shares held by the following affiliates: Gabelli Funds, Inc.--810,000 shares; ALCE Partners, L.P.--1,000 shares; GAMCO Investors, Inc.--1,969,705 shares; Gabelli Fund, LDC--1,000 shares; Gabelli International Limited-- 10,000 shares; Gabelli Multimedia Partners, L.P.--1,200 shares; Gemini Capital Management Ltd.--4,000 shares; Marc J. Gabelli-- 0 shares; and Mario J. Gabelli--2,500 shares. In such Schedule 13D filing, such group has reported sole voting power with respect to 2,724,405 shares, shared voting power with respect to -0- shares, sole dispositive power with respect to 2,799,405 shares and shared dispositive power with respect to -0- shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder require the Company's directors and officers, and persons who are deemed to own more than ten percent of the Common Shares (collectively, the "Reporting Persons"), to file certain reports ("Section 16 Reports") with the SEC with respect to their beneficial ownership of Common Shares. The Reporting Persons are also required to furnish the Company with copies of all Section 16 Reports they file.

    Based on a review of copies of Section 16 Reports furnished to the Company by the Reporting Persons and written representations by directors and officers of the Company, the Company believes that all Section 16 filing requirements applicable to the Reporting Persons during and with respect to 1997 were complied with on a timely basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    See "Executive Compensation--Compensation Committee Interlocks and Insider Participation."

                                   PROPOSAL 2

               AMENDMENT TO RESTATED CERTIFICATE OF INCORPORATION

    On April 17, 1998, the Board of Directors of the Company determined to take certain action to amend the Company's Restated Certificate of Incorporation at the 1998 Annual Meeting of Shareholders, assuming shareholders approved the Tracking Stock Proposal at the Special Meeting on April 27, 1998. As a result, since the Tracking Stock Proposal was approved by shareholders on April 27, 1998, the Board of Directors is submitting a proposal to shareholders to consider an amendment to the Restated Certificate of Incorporation of TDS Delaware which is intended to improve certain corporate governance provisions of the Tracking Stock Proposal (the "Amendment"). The Amendment would effect the following three changes to the Company's Restated Certificate of Incorporation (the "Restated Certificate"):

    1. Paragraph (g) would be added to Section B.8 of Article IV of the Restated Certificate as follows:

        "(g) The Corporation shall not merge with or consolidate with any other corporation or other entity in a transaction which requires a vote of the stockholders of the Corporation under the DGCL unless, in addition to the vote required by the DGCL, such merger or consolidation is also approved by holders of a majority of the Common Shares and the Series A Common Shares, each voting separately as a class."

    The effect of the addition of the above section would be that any merger or consolidation of the Company which requires a shareholder vote under the DGCL will also require a class vote by a majority of the holders of the Common Shares and Series A Common Shares, each voting separately as a class.

    2. Paragraph 3 of Section A of Article IV of the Restated Certificate would be amended to delete the references to "Common Shares" and "Series A Common Shares" in such paragraph, as follows [deletions are shown in brackets]:

    "3. The number of authorized [Common Shares, Series A Common Shares,] Special Common Shares, Cellular Group Common Shares, Telecom Group Common Shares, Aerial Group Common Shares or Undesignated Shares may be increased or decreased at any time or from time-to-time (but not below the number of such shares then outstanding in such class, respectively) by the affirmative vote of the holders of a majority of the voting power of shares of capital stock of the Corporation entitled to vote on all matters (not including shares entitled to vote only in the election of directors or as otherwise required by law, including Section 242(b)(2) of the DGCL) pursuant to paragraph 8(c) of Section B of this Article IV."

    The effect of the above referenced deletions would be that, under the DGCL, any increase or decrease in the authorized number of Common Shares will require a class vote by a majority of the holders of Common Shares and that any increase or decrease in the authorized number of Series A Common Shares will require a class vote by a majority of the holders of Series A Common Shares.

    3. Paragraph (f) of Section B.17 of Article IV of the Restated Certificate, which is repeated below in brackets, would be deleted, and paragraphs (g) and
(h) thereof would be redesignated as paragraphs (f) and (g), respectively.

        [(f) In accordance with Section 203(b)(3) of the DGCL, the Corporation expressly elects not to be governed by Section 203 of the DGCL.]

    The effect of the deletion of the above referenced section would be to cause the Company to be subject to the provisions of Section 203 of the DGCL.

    Under Section 203, a corporation is prohibited from engaging in any "business combination" (which is broadly defined in the statute) with an "interested shareholder" (defined as a person beneficially owning 15% or more of a corporation's voting stock) for a period of three years following the time that the board of directors approved the transaction in which the shareholder became an interested shareholder unless: (i) before such person became an interested shareholder, the board of directors approved the transaction in which the shareholder became an interested shareholder; (ii) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares owned by directors and officers or employee stock ownership plans that do not provide for confidential voting by plan participants); or (iii) at or following the time such person became an interested shareholder, the business combination is approved by the board of directors and authorized at a meeting of shareholders by the affirmative vote of holders of 66 2/3% of the outstanding voting stock of the corporation not owned by the interested shareholder.

    The foregoing description of the Amendment is qualified in its entirety by reference to the complete terms of the Tracking Stock Proposal, including the complete text of the Restated Certificate prior to the Amendment, which is incorporated by reference herein from the Company's Proxy Statement/Prospectus dated March 24, 1998, as supplemented.

    The Trustees of the TDS Voting Trust intend to vote in favor of the Amendment, subject to approval by a vote of 75% in interest of the beneficiaries of record of the TDS Voting Trust. It is anticipated that the beneficiaries will approve the Amendment by the requisite vote. Approval of the Amendment requires the affirmative vote of a majority of the voting power of the capital stock of the Company and a majority of the outstanding Series A Common Shares. Since the TDS Voting Trust holds a majority of the voting power of all shares of capital stock of the Company and a majority of the Series A Common Shares, the approval of the Amendment is assured if the Trustees and at least 75% in interest of the beneficiaries of the TDS Voting Trust vote for the Amendment.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE AMENDMENT.

                                   PROPOSAL 3

                         INDEPENDENT PUBLIC ACCOUNTANTS

    The Board of Directors anticipates continuing the services of Arthur Andersen LLP as independent public accountants for the current fiscal year. Representatives of Arthur Andersen LLP, who served as independent public accountants for the last fiscal year, are expected to be present at the Annual Meeting of Shareholders and will have the opportunity to make a statement and respond to questions at the Annual Meeting.

    Shareholder ratification of the selection of Arthur Andersen LLP as the Company's independent public accountants is not required by the Bylaws or otherwise. However, as a matter of good corporate practice, the Board of Directors has elected to seek such ratification by the affirmative vote of the holders of a majority of the votes cast by shares entitled to vote with respect to such matter at the Annual Meeting. Should the shareholders fail to ratify the selection of Arthur Andersen LLP as independent public accountants, the Board of Directors will consider whether to retain such firm for the year ending December 31, 1998.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR THE CURRENT FISCAL YEAR.

                             SHAREHOLDER PROPOSALS


    Proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than February 10, 1999 for inclusion in the Company's proxy statement and form of proxy relating to that meeting.


                            SOLICITATION OF PROXIES

    Your proxy is solicited by the Board of Directors and its agents and the cost of solicitation will be paid by the Company. Officers, directors and regular employees of the Company, acting on its behalf, may also solicit proxies by mail, advertisement, telephone, telegraph, in person or other methods. None of such persons will receive additional compensation for such solicitations. The Company has also retained MacKenzie Partners, Inc. to assist in the solicitation of proxies for a fee of $7,500 plus reimbursement of out-of-pocket expenses. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

                             FINANCIAL INFORMATION

    THE COMPANY WILL FURNISH WITHOUT CHARGE A COPY OF ITS REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, UPON THE WRITTEN OR ORAL REQUEST OF ANY SHAREHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBITS TO ANY SUCH DOCUMENTS UPON PAYMENT OF A REASONABLE FEE WHICH SHALL NOT EXCEED THE COMPANY'S REASONABLE EXPENSES INCURRED THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO INVESTOR RELATIONS, TELEPHONE AND DATA SYSTEMS, INC., 30 NORTH LASALLE STREET, 40TH FLOOR, CHICAGO, ILLINOIS 60602, TELEPHONE (312) 630-1900.

                                 OTHER BUSINESS

    It is not anticipated that any action will be asked of the shareholders other than that set forth above, but if other matters properly are brought before the Annual Meeting, the persons named in the proxy will vote in accordance with their best judgment.

                                          By order of the Board of Directors

                                                   [SIGNATURE]
                                          Michael G. Hron
                                          SECRETARY

ALL SHAREHOLDERS ARE URGED TO SIGN, DATE AND MAIL THEIR PROXIES PROMPTLY.

PROXY                                                                   PROXY

               PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF
    THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                       TELEPHONE AND DATA SYSTEMS, INC.
                         TO BE HELD ON JULY 10, 1998


The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Common Shares that the undersigned would be entitled to vote if then personally present at the 1998 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Friday, July 10, 1998, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. IF A NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PERSONS NAMED IN THIS PROXY SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE FOR A SUBSTITUTE NOMINEE DESIGNATED BY THE BOARD OF DIRECTORS (UNLESS AUTHORITY TO VOTE FOR NOMINEES HAS BEEN WITHHELD).

              (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card printed above, tear at the perforation, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Harris Trust and Savings Bank.

                            TELEPHONE AND DATA SYSTEMS, INC.
         PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1
                               AND "FOR" PROPOSALS 2 AND 3.


                                                        WITHHOLD   FOR ALL
                                                  FOR     ALL      EXCEPT

1. Election of Class II Directors
   (Nominees: K. Mundt and M. Swanson)            / /     / /         / /


-----------------------------------
(Except nominee(s) written above)


2. Amendment of Restated Certificate of          FOR   AGAINST    ABSTAIN
   Incorporation                                 / /     / /        / /


3. Ratify Accountants for 1998                   FOR   AGAINST    ABSTAIN
                                                 / /     / /        / /

4. In accordance with their discretion, to vote upon all other matters that may properly come before said Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.




                                          Dated:________________________, 1998

                                          Please Sign Here_____________________

                                                          _____________________

NOTE: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.


             TRIANGLE         FOLD AND DETACH HERE          TRIANGLE




Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card printed above, tear at the perforation, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Harris Trust and Savings Bank.

PROXY                                                                   PROXY

               PROXY FOR SERIES A COMMON SHARES SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                       TELEPHONE AND DATA SYSTEMS, INC.
                         TO BE HELD ON JULY 10, 1998


The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Series A Common Shares that the undersigned would be entitled to vote if then personally present at the 1998 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Friday, July 10, 1998, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. IF A NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PERSONS NAMED IN THIS PROXY SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE FOR A SUBSTITUTE NOMINEE DESIGNATED BY THE BOARD OF DIRECTORS (UNLESS AUTHORITY TO VOTE FOR NOMINEES HAS BEEN WITHHELD).

              (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card printed above, tear at the perforation, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Harris Trust and Savings Bank.

                            TELEPHONE AND DATA SYSTEMS, INC.
         PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1
                               AND "FOR" PROPOSALS 2 AND 3.


                                                        WITHHOLD   FOR ALL
                                                  FOR     ALL      EXCEPT

1. Election of Class II Directors
   (Nominees: L. Carlson, Jr. and D. Nebergall)   / /     / /         / /


-----------------------------------
(Except nominee(s) written above)


2. Amendment of Restated Certificate of          FOR   AGAINST    ABSTAIN
   Incorporation                                 / /     / /        / /


3.Ratify Accountants for 1998                    FOR   AGAINST    ABSTAIN
                                                 / /     / /        / /

4. In accordance with their discretion, to vote upon all other matters that may properly come before said Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.




                                          Dated:________________________, 1998

                                          Please Sign Here_____________________

                                                          _____________________

NOTE: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.


             TRIANGLE         FOLD AND DETACH HERE          TRIANGLE




Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card printed above, tear at the perforation, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Harris Trust and Savings Bank.

PROXY                                                                   PROXY

     PROXY FOR PREFERRED SHARES ISSUED PRIOR TO OCTOBER 31, 1981 SOLICITED
                     ON BEHALF OF THE BOARD OF DIRECTORS
                FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                      TELEPHONE AND DATA SYSTEMS, INC.
                        TO BE HELD ON JULY 10, 1998


The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the 1998 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Friday, July 10, 1998, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. IF A NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PERSONS NAMED IN THIS PROXY SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE FOR A SUBSTITUTE NOMINEE DESIGNATED BY THE BOARD OF DIRECTORS (UNLESS AUTHORITY TO VOTE FOR NOMINEES HAS BEEN WITHHELD).

              (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)


Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card printed above, tear at the perforation, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Harris Trust and Savings Bank.

                            TELEPHONE AND DATA SYSTEMS, INC.
         PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.


       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES IN PROPOSAL 1
                               AND "FOR" PROPOSALS 2 AND 3.


                                                        WITHHOLD   FOR ALL
                                                  FOR     ALL      EXCEPT

1. Election of Class II Directors
   (Nominees: K. Mundt and M. Swanson)            / /     / /         / /


-----------------------------------
(Except nominee(s) written above)


2. Amendment of Restated Certificate of          FOR   AGAINST    ABSTAIN
   Incorporation                                 / /     / /        / /


3. Ratify Accountants for 1998                   FOR   AGAINST    ABSTAIN
                                                 / /     / /        / /

4. In accordance with their discretion, to vote upon all other matters that may properly come before said Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.




                                          Dated:________________________, 1998

                                          Please Sign Here_____________________

                                                          _____________________

NOTE: Please date this proxy and sign it exactly as your name or names appear. All joint owners of shares should sign. State full title when signing as executor, administrator, trustee, guardian, etc. Please return signed proxy in the enclosed envelope.


             TRIANGLE         FOLD AND DETACH HERE          TRIANGLE




Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card printed above, tear at the perforation, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Harris Trust and Savings Bank.

PROXY                                                                     PROXY

     PROXY FOR PREFERRED SHARES ISSUED AFTER OCTOBER 31, 1981 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF THE SHAREHOLDERS OF
                         TELEPHONE AND DATA SYSTEMS, INC.
                           TO BE HELD ON JULY 10, 1998

     The undersigned hereby appoints LeRoy T. Carlson, Jr., and Donald C. Nebergall, or either of them acting in the absence of the other, with power of substitution, attorneys and proxies for and in the name and place of the undersigned, to vote the number of Preferred Shares that the undersigned would be entitled to vote if then personally present at the 1998 Annual Meeting of the Shareholders of Telephone and Data Systems, Inc., to be held on Friday, July 10, 1998, or at any adjournment thereof, as set forth in the accompanying Notice of Annual Meeting and Proxy Statement, receipt of which is hereby acknowledged, as designated on the reverse side hereof.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
                 IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3. IF A NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE PERSONS NAMED IN THIS PROXY SHALL HAVE DISCRETIONARY AUTHORITY TO VOTE FOR A SUBSTITUTE NOMINEE DESIGNATED BY THE BOARD OF DIRECTORS (UNLESS AUTHORITY TO VOTE FOR NOMINEES HAS BEEN WITHHELD).

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)




          Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card printed above, tear at the perforation, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Harris Trust and Savings Bank.

                       TELEPHONE AND DATA SYSTEMS, INC.
  PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY.  /X/

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES
                 IN PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3.


1. Election of Class II Directors                 FOR     WITHHOLD    FOR ALL
   (Nominees: L. Carlson, Jr. and D. Nebergall)      ALL       ALL        EXCEPT
                                                  / /       / /          / /

   ---------------------------------
   (Except nominee(s) written above)

2. Amendment of Restated Certificate              FOR      AGAINST      ABSTAIN
   of Incorporation
                                                  / /       / /          / /


3. Ratify Accountants for 1998                    FOR      AGAINST      ABSTAIN
                                                  / /       / /          / /

4. In accordance with their discretion, to vote upon all other matters that may properly come before said Annual Meeting and any adjournment thereof, including matters incidental to the conduct of the meeting.


                                       Dated:                         , 1998
                                             -------------------------

                                       Please Sign Here
                                                        --------------------

                                                        --------------------

                                       NOTE: Please date this proxy and sign
                                       it exactly as your name or names
                                       appear. All joint owners of shares
                                       should sign. State full title when
                                       signing as executor, administrator,
                                       trustee, guardian, etc. Please return
                                       signed proxy in the enclosed envelope.


                          FOLD AND DETACH HERE




          Whether or not you are able to attend the Annual Meeting of Shareholders, it is important that your shares be represented. Accordingly, please complete and sign the proxy card printed above, tear at the perforation, and mail the card in the enclosed postage paid envelope addressed to Telephone and Data Systems, Inc., c/o Harris Trust and Savings Bank.